$300,000,000

                                CREDIT AGREEMENT

                           Dated as of March 31, 1998

                                      among

                         COLUMBUS MCKINNON CORPORATION,

                                  as Borrower,

                      THE BANKS, FINANCIAL INSTITUTIONS AND
                    OTHER INSTITUTIONAL LENDERS NAMED HEREIN,

                               as Initial Lenders,

                              FLEET NATIONAL BANK,

                          as the Initial Issuing Bank,

                              FLEET NATIONAL BANK,

                             as the Swing Line Bank,

                                       and

                              FLEET NATIONAL BANK,

                             as Administrative Agent

                                TABLE OF CONTENTS

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS..............................................2
         SECTION 1.01.  Certain Defined Terms.................................2
         SECTION 1.02.  Computation of Time Periods..........................25
         SECTION 1.03.  Accounting Terms.....................................26

ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES,
THE LETTERS OF CREDIT AND ALTERNATIVE
CURRENCY LETTERS OF CREDIT...................................................26
         SECTION 2.01.  The Advances.........................................26
                  (a)      The Revolving Credit Advances.....................26
                  (b)      The Alternative Currency Revolving
                              Credit Advances................................26
                  (c)      The Swing Line Advances...........................27
                  (d)      Letters of Credit.................................27
                  (e)      Alternative Currency Letters of Credit............28
         SECTION 2.02.  Making the Advances..................................28
         SECTION 2.03.  Issuance of and Drawings and Reimbursement Under
                               Letters of Credit.............................32
                  (a)      Request for Issuance..............................32
                  (b)      Letter of Credit Reports..........................32
                  (c)      Drawing and Reimbursement.........................33
                  (d)      Alternative Currency Letters of Credit............34
                  (e)      Failure to Make Letter of Credit Advances
                              or Alternative Currency Letter of
                              Credit Advances................................35
         SECTION 2.04.  Repayment of Advances................................36
                  (a)      Revolving Credit Advances.........................36
                  (b)      Alternative Currency Revolving Credit Advances....36
                  (c)      Swing Line Advances...............................36
                  (d)      Letter of Credit Advances and Alternative
                              Currency Letter of Credit Advances.............36
         SECTION 2.05.  Termination or Reduction of the Commitments..........37
                  (a)      Optional..........................................37
                  (b)      Mandatory.........................................37
         SECTION 2.06.  Prepayments..........................................38
                  (a)      Optional..........................................38
                  (b)      Mandatory.........................................38
         SECTION 2.07.  Interest.............................................40
                  (a)      Scheduled Interest................................40
                           (i)      Prime Rate Advances......................40
                           (ii)     Eurodollar Rate Advances.................40
                  (b)      Default Interest..................................40
                  (c)      Notice of Interest Rate...........................40

         SECTION 2.08.  Fees.................................................40
                  (a)      Revolving Credit Commitment Fee...................40
                  (b)      Letter of Credit and Alternative Currency
                              Letter of Credit Fees..........................41
                  (c)      Administrative Agent's Fees.......................41
         SECTION 2.09.  Conversion of Advances...............................42
                  (a)      Optional..........................................42
                  (b)      Mandatory.........................................42
                  (c)      Alternative Currency Revolving Credit Advances....42
         SECTION 2.10.  Increased Costs, Etc.................................42
         SECTION 2.11.  Payments and Computations............................44
         SECTION 2.12.  Taxes................................................45
         SECTION 2.13.  Sharing of Payments, Etc.............................47
         SECTION 2.14.  Use of Proceeds......................................48
         SECTION 2.15.  Defaulting Lenders...................................48

ARTICLE III
CONDITIONS OF LENDING........................................................51
         SECTION 3.01.  Conditions Precedent to Initial Extension of Credit..51
         SECTION 3.02.  Conditions Precedent to Each Borrowing and Issuance..57
         SECTION 3.03.  Determinations Under Section 3.01....................59

ARTICLE IV
REPRESENTATIONS AND WARRANTIES...............................................59
         SECTION 4.01.  Representations and Warranties of the Borrower.......59

ARTICLE V
COVENANTS OF THE BORROWER AND THE SUBSIDIARIES...............................67
         SECTION 5.01.  Affirmative Covenants................................67
                  (a)      Compliance with Law...............................67
                  (b)      Payment of Taxes, Etc.............................67
                  (c)      Compliance with Environmental Laws................67
                  (d)      Preparation of Environmental Reports..............67
                  (e)      Maintenance of Insurance..........................68
                  (f)      Preservation of Corporate Existence, Etc..........68
                  (g)      Visitation Rights.................................69
                  (h)      Keeping of Books..................................69
                  (i)      Maintenance of Properties, Etc....................69
                  (j)      Compliance with Terms of Leaseholds...............69
                  (k)      Performance of Material Contracts.................69
                  (l)      Transactions with Affiliates......................69
                  (m)      Agreement to Grant Additional Security............70
                  (n)      Performance of Acquisition Documents..............72
                  (o)      Cash Concentration Accounts.......................72
         SECTION 5.02.  Negative Covenants...................................72
                  (a)      Liens, Etc........................................72

                  (b)      Debt..............................................73
                  (c)      Lease Obligations.................................75
                  (d)      Fundamental Changes...............................75
                  (e)      Sales, Etc. of Assets.............................76
                  (f)      Investments in Other Persons......................77
                  (g)      Dividends, Etc....................................78
                  (h)      Change in Nature of Business......................78
                  (i)      Charter Amendments................................78
                  (j)      Accounting Changes................................78
                  (k)      Prepayments, Etc. of Debt.........................78
                  (l)      Amendment, Etc. of Acquisition Documents or
                              Senior Subordinated Note Documents.............79
                  (m)      Amendment, Etc. of Material Contracts.............79
                  (n)      Negative Pledge...................................79
                  (o)      Partnerships, New Subsidiaries....................79
                  (p)      Speculative Transactions..........................80
                  (q)      Capital Expenditures..............................80
                  (r)      Issuance of Stock.................................80
         SECTION 5.03.  Reporting Requirements...............................80
                  (a)      Default Notice....................................80
                  (b)      Quarterly Financials..............................80
                  (c)      Annual Financials.................................81
                  (d)      Pro Forma Financials..............................82
                  (e)      Annual Forecasts..................................82
                  (f)      ERISA Events and ERISA Reports....................82
                  (g)      Plan Terminations.................................82
                  (h)      Actuarial Reports.................................83
                  (i)      Plan Annual Reports...............................83
                  (j)      Annual Plan Summaries.............................83
                  (k)      Multiemployer Plan Notices........................83
                  (l)      Litigation........................................83
                  (m)      Securities Reports................................83
                  (n)      Creditor Reports..................................83
                  (o)      Agreement Notices.................................83
                  (p)      Revenue Agent Reports.............................84
                  (q)      Environmental Conditions..........................84
                  (r)      Real Property.....................................84
                  (s)      Insurance.........................................84
                  (t)      Management Letters................................84
                  (u)      Other Information.................................84
         SECTION 5.04.  Financial Covenants..................................85
                  (a)      Funded Debt to EBITDA Ratio.......................85
                  (b)      Interest Coverage Ratio...........................85
                  (c)      Fixed Charge Coverage Ratio.......................85
                  (d)      Minimum Net Worth.................................86

ARTICLE VI
EVENTS OF DEFAULT............................................................86
         SECTION 6.01   Events of Default....................................86
         SECTION 6.02.  Actions in Respect of the Letters of Credit and
                                   Alternative Currency Letters of Credit
                                   upon Default..............................89

ARTICLE VII
THE ADMINISTRATIVE AGENT.....................................................90
         SECTION 7.01.  Authorization and Action.............................90
         SECTION 7.02.  Agent's Reliance, Etc................................90
         SECTION 7.03.  Fleet and Affiliates.................................91
         SECTION 7.04.  Lender Party Credit Decision.........................91
         SECTION 7.05.  Indemnification......................................91
         SECTION 7.06.  Successor Administrative Agents......................92

ARTICLE VIII
MISCELLANEOUS................................................................93
         SECTION 8.01.  Amendments, Etc......................................93
         SECTION 8.02.  Notices Etc..........................................94
         SECTION 8.03.  No Waiver; Remedies..................................96
         SECTION 8.04.  Costs and Expenses...................................96
         SECTION 8.05.  Right of Set-off.....................................97
         SECTION 8.06.  Binding Effect.......................................98
         SECTION 8.07.  Assignments and Participations.......................98
         SECTION 8.08.  Execution in Counterparts...........................101
         SECTION 8.09.  No Liability of the Issuing Bank....................101
         SECTION 8.10.  Confidentiality.....................................102
         SECTION 8.11.  JURISDICTION, ETC...................................102
         SECTION 8.12.  GOVERNING LAW.......................................102
         SECTION 8.13.  WAIVER OF JURY TRIAL................................103

EXHIBITS

Exhibit A -       Form of Assignment and Acceptance
Exhibit B -       Form of Revolving Credit Note
Exhibit C -       Form of Alternative Currency Revolving Credit Note
Exhibit D -       Form of Notice of Borrowing
Exhibit E -       Form of Notice of Alternative Currency Borrowing
Exhibit F -       Form of Security Agreement
Exhibit G -       Form of Intellectual Property Security Agreement
Exhibit H -       Form of Subsidiary Guaranty


SCHEDULES

Schedule I Commitments and Applicable Lending Offices
Schedule II Existing Letters of Credit
Schedule  3.01(a)(ix)  States in which Loan Parties are Qualified to do Business
Schedule  4.01(b)  Subsidiaries
Schedule  4.01(d)  Required  Authorizations  and Approvals
Schedule  4.01(i)  Disclosed   Litigation
Schedule  4.01(k)  Plans; Multiemployer  Plans;  Welfare Plans
Schedule  4.01(o)  Environmental  Assessment Reports
Schedule Certain Agreements
Schedule  4.01(r)  Pledged  Foreign Subsidiaries
Schedule  4.01(t)  Open Tax Years
Schedule  4.01(z)  Existing Debt (other than Surviving Debt)
Schedule  4.01(aa) Surviving Debt
Schedule  4.01(bb) Owned Real Estate
Schedule  4.01(cc) Leased  Real  Estate
Schedule  4.01(dd) Material Contracts
Schedule  4.01(ee) Investments
Schedule  4.01(ff) Intellectual Property
Schedule  5.02(a)(iii)  Liens
Schedule  5.02(f)(i)    Investments  in Subsidiaries
Schedule  5.02(f)(vii)  Existing  Investments
Schedule  5.02(r)  Existing Issuances, Etc. of Stock

                                CREDIT AGREEMENT


    CREDIT AGREEMENT (this "Agreement"), dated as of March 31, 1998, by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "Initial Issuing Bank"), FLEET
NATIONAL BANK, as the Swing Line Bank (as hereinafter defined), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII, the "Administrative Agent") for the Lender Parties (as hereinafter defined).

                             PRELIMINARY STATEMENTS:

    (1) The Borrower, the lenders party thereto, the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent are parties to that certain Credit Agreement, originally dated as of October 16, 1996 (as heretofore amended and in effect on the date of this Agreement, the "Existing Credit Agreement") providing, subject to the terms and conditions thereof, for, among other things, the making of revolving credit loans and term loans to the Borrower.

    (2) The Borrower desires to purchase all (100%) of the outstanding Shares (as hereinafter defined) of LICO, Inc. ("LICO") pursuant to a stock purchase agreement by and among the Borrower and the shareholders of LICO (the "LICO Stock Purchase Agreement").

    (3) In connection with the Borrower's proposed acquisition of all of the Shares of LICO, the Borrower desires to make an offering of Senior Subordinated Notes (as hereinafter defined) in the aggregate principal amount of $200,000,000, to be used by the Borrower, together with the proceeds of loans under this Agreement, to finance such acquisition, to pay fees and expenses, to refinance existing indebtedness, including, without limitation, the Existing Credit Facility, and for general corporate purposes.

    (4) The Borrower has requested that the Lender Parties (as hereinafter defined) make loans to the Borrower and issue letters of credit having an aggregate principal and face amount at any one time outstanding of up to Three Hundred Million Dollars ($300,000,000), to be used by the Borrower, together with the proceeds from the offering of the Senior Subordinated Notes, (i) to finance the acquisition of the Shares of LICO pursuant to terms and conditions of the LICO Stock Purchase Agreement, (ii) to pay fees and expenses, (iii) to refinance existing indebtedness, including, without limitation, the Existing Credit Facility, and (iv) for general corporate purposes, and the Lender Parties have agreed to make such loans and issue such letters of credit all on and subject to the terms and conditions of this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

    SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Acquisition" means the acquisition by the Borrower of all (100%) of the Shares of LICO in accordance with the terms and conditions of the LICO Stock Purchase Agreement.

         "Acquisition Documents" means the LICO Stock Purchase Agreement and all other instruments, agreements and documents prepared or executed and delivered in connection therewith.

         "Additional Collateral Documents" has the meaning specified in Section 5.01(m).

         "Additional Cost" means, in relation to any Advance denominated in Pounds Sterling for any Interest Period applicable to such Advance or in relation to any overdue amount denominated in Pounds Sterling for any period relating thereto, the cost (as calculated by the Administrative Agent) imputed to the Lender(s) making such Advance or owed such overdue amount through a lending office in the United Kingdom of compliance with the mandatory liquid assets requirements, if any, of the Bank of England during such Interest Period or period, as the case may be, expressed as a percentage rate per annum.

         "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

         "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with Fleet at its office at Fleet National Bank, 10 Fountain Plaza, Buffalo, New York 14202, Account No. 1983580, Attention: Loan Administration.

         "Advance" means a Revolving Credit Advance, an Alternative Currency Revolving Credit Advance, a Swing Line Advance, a Letter of Credit Advance or an Alternative Currency Letter of Credit Advance.

         "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 50% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

         "Alternative Currency" means with respect to Alternative Currency Revolving Credit Sub- Commitments, Alternative Currency Revolving Credit Advances, Alternative Currency Letter of Credit Commitments or Alternative Currency Letters of Credit, Danish Crowns, Deutsche Marks and Pounds Sterling in each case to the extent freely transferable and convertible into U.S. Dollars.

         "Alternative Currency Letter of Credit" means any Alternative Currency Letter of Credit issued hereunder.

         "Alternative Currency Letter of Credit Advance" means an advance made by the Issuing Bank or any Revolving Credit Lender pursuant to Section 2.03(d).

         "Alternative Currency Letter of Credit Agreement" has the meaning specified in Section 2.04(d).

         "Alternative Currency Letter of Credit Commitment" means, with respect to the Issuing Bank, the amount set forth opposite the Issuing Bank's name on
Schedule I hereto under the caption "Alternative Currency Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignments and Acceptances, as set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as the Issuing Bank's
"Alternative Currency Letter of Credit Commitment," as such amount may be reduced at or prior to such time pursuant to the terms of this Agreement.

         "Alternative Currency Letter of Credit Facility" means, at any time, an amount equal to the amount of the Issuing Bank's Alternative Currency Letter of Credit Commitment at such time, as such amount may be reduced at or prior to such time pursuant to the terms of this Agreement.

         "Alternative Currency Note" means an Alternative Currency Revolving Credit Note.

         "Alternative  Currency Notice of Issuance" has the meaning specified in
Section 2.03(d).

         "Alternative   Currency  Revolving  Credit  Advance"  has  the  meaning
specified in Section 2.01(b).

         "Alternative Currency Revolving Credit Borrowing" means a Borrowing consisting of Alternative Currency Revolving Credit Advances.

         "Alternative Currency Revolving Credit Sub-Commitment" means, with respect to any Lender, the amount set forth opposite such Lender's name on
Schedule I hereto under the caption "Amount of Alternative Currency Revolving Credit Sub-Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "Alternative Currency Revolving Credit Sub-Commitment," as such amount may be reduced at or prior to such time pursuant to the terms of this Agreement. The Alternative Currency Revolving Credit Sub-Commitments of all the Alternative Currency Revolving Credit Lenders equal $20,000,000 in the aggregate as of the date hereof.

         "Alternative Currency Revolving Credit Facility" has the meaning specified in Section 2.01(b).

         "Alternative Currency Revolving Credit Lenders" means those Lenders providing Alternative Currency Revolving Credit Sub-Commitments hereunder and shall include any Person which becomes a Alternative Currency Revolving Credit Lender as contemplated by Section 8.07.

         "Alternative Currency Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Alternative Currency Revolving Credit Lender, in substantially the form of Exhibit C hereto, evidencing the aggregate indebtedness of the Borrower to such Alternative Currency Revolving Credit Lender resulting from the Alternative Currency Revolving Credit Advances made by such Lender.

         "Applicable Currency" means as to any particular payment or Advance, U.S. Dollars or the Alternative Currency in which it is denominated or is payable.

         "Applicable Lending Office" means, with respect to each Lender Party, such Lender Party's Domestic Lending Office in the case of a Prime Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

         "Applicable Margin" means at any time and from time to time a percentage per annum determined by reference to the ratio of Funded Debt to EBITDA for the four full fiscal quarters preceding such determination, as set forth below:

                                   APPLICABLE        APPLICABLE       APPLICABLE
                                   MARGIN FOR        MARGIN FOR       MARGIN FOR
                                   PRIME RATE      EURODOLLAR RATE    COMMITMENT
RATIO OF FUNDED DEBT/EBITDA         ADVANCES          ADVANCES             FEE
-----------------------------      ----------      ---------------    ----------
Equal to or greater than 4.25          0.0%             1.250%           0.275%

Equal to or greater than 3.75          0.0%             1.125%           0.250%
     less than 4.25

Equal to or greater than 3.50          0.0%              .875%           0.250%
     less than 3.75

Equal to or greater than 3.00          0.0%              .750%           0.225%
     less than 3.50

Equal to or greater than 2.50          0.0%              .625%           0.200%
     less than 3.00

Equal to or greater than 2.00          0.0%              .450%           0.150%
     less than 2.50

Less than 2.00                         0.0%              .375%           0.125%

Notwithstanding the above schedule, prior to the delivery to the Administrative Agent of the Borrower's Financial Statements for its Fiscal Year ending March 31, 1998, the Applicable Margin for a Revolving Credit Advance shall be 0.0% for a Prime Rate Advance and 1.250% for a Eurodollar Advance and for the commitment fee payable under Section 2.08(a) shall be 0.275%.

All Alternative Currency Revolving Credit Advances will be Eurodollar Rate Advances, with a margin equal to that of a Revolving Credit Advance. All Swing Line Advances will be Prime Rate Advances, with a margin equal to that of a Revolving Credit Advance.

The Applicable Margin shall be determined by reference to the Ratio of Funded Debt to EBITDA which shall be determined three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 5.03(b) or (c) and a certificate of the chief financial officer of the Borrower demonstrating the Ratio of Funded Debt to EBITDA. If the Borrower has not submitted to the Administrative Agent the information described above as and when required under Section 5.03(b) or (c), as the case may be, the Applicable Margin shall be as determined by the Administrative Agent for so long as such information has not been received by the Administrative Agent.

         "Assigned Dollar Value" means (a) in respect of any Borrowing denominated in U.S. Dollars, the amount thereof, (b) in respect of the undrawn amount of any Alternative Currency Letter of Credit, the Dollar Equivalent thereof determined based upon the applicable Exchange Rate as of (i) the date of issuance of such Letter of Credit and (ii) thereafter, (A) the last Business Day of a month, with respect to Alternative Currency Letters of Credit the stated amount of which is denominated in Pounds Sterling or Deutsche Marks, or (B) the last Business Day of March, June, September or December, with respect to Alternative Currency Letters of Credit the stated amount of which is denominated in Danish Crowns, (c) in respect of Alternative Currency Letter of Credit reimbursement obligations, the Dollar Equivalent thereof determined based upon the applicable Exchange Rate as of the date such reimbursement obligation was incurred and (d) in respect of a Borrowing denominated in an Alternative Currency, the Dollar Equivalent thereof based upon the applicable Exchange Rate as of the Exchange Rate Determination Date for such Borrowing; provided, however, if, as of the end of any Interest Period in respect of such Borrowing, the Dollar Equivalent thereof determined based upon the applicable Exchange Rate as of the date that is five (5) Business Days before the end of such Interest Period would be at least 5% more, or 5% less, than the "Assigned Dollar Value" thereof, then on and after the end of such Interest Period the "Assigned Dollar Value" of such Borrowing shall be adjusted to be the Dollar Equivalent thereof determined based upon the Exchange Rate that gave rise to such adjustment (subject to further adjustment in accordance with this proviso thereafter). The Assigned Dollar Value of an Alternative Currency Revolving Credit Advance included in any Borrowing shall equal the pro rata portion of the Assigned Dollar Value of such Borrowing represented by such Advance.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 8.07 and in substantially the form of Exhibit A hereto.

         "Automatically Converted Revolving Credit Advance" has the meaning specified in Section 2.02(b).

         "Available Amount" means, (i) with respect to any Letter of Credit issued in U.S. Dollars, the stated or face amount of such Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents) and (ii) with respect to any Alternative Currency Letter of Credit, the Assigned Dollar Value of the stated or face amount of such Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents), in either case as the same may be increased or decreased from time to time in accordance with the terms of such Letter of Credit or Alternative Currency Letter of Credit, as the case may be.

         "Borrower" has the meaning specified in the recital of parties to this Agreement.

         "Borrower's Account" means the account of the Borrower maintained by the Borrower with Fleet National Bank at its office at 10 Fountain Plaza, Buffalo, New York 14202, Account No. 7168306.

         "Borrowing" means a Revolving Credit Borrowing, an Alternative Currency Revolving Credit Borrowing or a Swing Line Borrowing.

         "Business Day" means a day of the year on which banks are not required or authorized by law to close in Buffalo New York; provided, however, that (i) when used in connection with Eurodollar Rate Advances which are not Alternative Currency Revolving Credit Advances, the term "Business Day" shall also exclude any day on which banks are not open for dealings in the London interbank market, and (ii) when used in connection with Alternative Currency Revolving Credit Advances, the term "Business Day" shall also exclude any day (A) on which dealings in deposits in the Alternative Currency are not carried out in the London interbank market or (B) on which commercial banks and foreign exchange markets are not open for business in any of London, New York City and the principal financial center for such Alternative Currency.

         "Capital Expenditures" means, for any Person for any period, the sum of all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person.

         "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

         "Cash Equivalents" means any of the following, to the extent owned by the Borrower or any of its Subsidiaries, free and clear of all Liens other than Liens created under the Collateral Documents: (i) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States having a maturity of not greater than 360 days from the date of issuance thereof, (ii) insured certificates of deposit of or time deposits having a maturity of not greater than 360 days from the date of issuance thereof with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause
(iii), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion or (iii) commercial paper having a maturity of not greater than 180 days from the date of issuance thereof in an aggregate amount of no more than $2,500,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., as amended from time to time.

         "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

         "Closing Date" means the date on which all of the conditions precedent set forth in Section 3.01 to the Initial Extension of Credit shall have been satisfied or waived.

         "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

         "Collateral Documents" means the Security Agreement, the Intellectual Property Security Agreement and any other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties, including, without limitation, the Collateral Documents delivered pursuant to Section 3.01 and any and all Additional Collateral Documents delivered pursuant to Section 5.01(m).

         "Commitment" means a Revolving Credit Commitment, an Alternative Currency Revolving Credit Sub-Commitment, a Letter of Credit Commitment or an Alternative Currency Letter of Credit Commitment.

         "Commitment Percentage" means, as to any Lender, the percentage of the aggregate Commitments constituted by such Lender's Commitments.

         "Confidential Information" means information that the Borrower furnishes to the Administrative Agent or any Lender Party in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by the Administrative Agent or any Lender Party of its obligations hereunder or that is or becomes available to the Administrative Agent or such Lender Party from a source other than the Borrower that is not, to the best of the Administrative Agent's or such Lender Party's knowledge, acting in violation of a confidentiality agreement with the Borrower; provided, further, that any information described in Section 5.01(d) hereof shall be deemed Confidential Information without reference to whether it was provided by the Borrower to the Administrative Agent or was independently generated by the Administrative Agent pursuant to such Section.

         "Consolidated" refers to the consolidation of accounts, in accordance with GAAP, of the Borrower and all of its Subsidiaries.

         "Conversion", "Convert" and "Converted" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.09 or 2.10.

         "Current Assets" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

         "Current Liabilities" of any Person means (i) all Debt of such Person, except Funded Debt, that by its terms is payable on demand or matures within one year after the date of determination (excluding any Debt renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date), (ii) all amounts of Funded Debt of such Person required to be paid or prepaid within one year after such date and (iii) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person.

         "Danish Crowns" or "DKK" means the lawful currency of Denmark.

         "Debt" of any Person means, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) all Obligations of such Person for the deferred purchase price of property or services, (iii) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (iv) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all Obligations of such Person as lessee under Capitalized Leases, (vi) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (vii) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, (viii) all Obligations of such Person in respect of Hedge Agreements, (ix) all Debt of others referred to in clauses (i) through (viii) above or clause (x) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (w) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (x) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (y) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (z) otherwise to assure a creditor against loss, and (x) all Debt referred to in clauses (i) through (ix) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts, contract rights or inventory) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

         "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         "Defaulted Advance" means, with respect to any Lender Party at any time, the portion of any Advance required to be made by such Lender Party to the Borrower pursuant to Section 2.01 or 2.02 at or prior to such time which has not been made by such Lender Party or by the Administrative Agent for the account of such Lender Party pursuant to Section 2.02(f) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

         "Defaulted Amount" means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to the Administrative Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (i) the Administrative Agent and/or the Alternative Currency Revolving Credit Lenders pursuant to Section 2.02(b) to purchase a portion of Automatically Converted Revolving Credit Advances made by an Alternative Currency Revolving Credit Lender, (ii) the Swing Line Bank pursuant to Section 2.02(c) to purchase a portion of a Swing Line Advance made by the Swing Line Bank, (iii) the Issuing Bank pursuant to Section 2.03(c) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank, (iv) the Issuing Bank pursuant to Section 2.03(d) to purchase a portion of an Alternative Currency Letter of Credit Advance made by the Issuing Bank, (v) the Administrative Agent pursuant to
Section  2.02(f) to  reimburse  the  Administrative  Agent for the amount of any
Advance made by the  Administrative  Agent for the account of such Lender Party,
(vi) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (vii) the Administrative Agent or the Issuing Bank pursuant to Section 7.05 to reimburse the Administrative Agent or the Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or the Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

         "Defaulting Lender" means, at any time, any Lender Party that, at such time, (i) owes a Defaulted Advance or a Defaulted Amount or (ii) shall take any action or be the subject of any action or proceeding of a type described in
Section 6.01(f).

         "Deutsche Marks" or "DM" means the lawful currency of the Federal Republic of Germany.

         "Disposal" means the discharge, deposit, injection, dumping, spilling, leaking or placing of any solid waste or hazardous waste, as those terms are defined by any applicable federal, state, local or foreign law, into or on any land or water so that such solid waste or hazardous waste or any constituents thereof may enter the environment or be emitted into the air or discharged into any waters, including ground waters.

         "Dollar Equivalent" means, on any date of determination, in relation to an amount denominated in any Alternative Currency, the amount of U.S. Dollars required to purchase the relevant stated amount of such Alternative Currency at the Exchange Rate with respect to such Alternative Currency on such date.

         "Domestic Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

         "Domestic Significant Subsidiary" means any Domestic Subsidiary of the Borrower which is also a Significant Subsidiary.

         "Domestic Subsidiary" means any Subsidiary organized under the laws of the United States of America or any State thereof.

         "EBITDA" means, for any period, (A) the sum, determined on a Consolidated basis, of (i) net income (or net loss), (ii) interest expense,
(iii) income tax expense, (iv) depreciation expense and (v) amortization expense, in each case of the Borrower and its Subsidiaries determined in accordance with GAAP for such period, plus (B) the pro forma effect on EBITDA for such period of any acquisition made by the Borrower or one of its Subsidiaries (such pro forma effect to be reasonably acceptable to the Administrative Agent).

         "Eligible Assignee" means with respect to any portion of any Facility (other than the Letter of Credit Facility or Alternative Currency Letter of Credit Facility), (A) a Lender; (B) an Affiliate of a Lender; and (C) subject to the prior approval of the Administrative Agent and the Borrower, such approval not to be unreasonably withheld or delayed, (i) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (iii) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (iv) the central bank of any country that is a member of the OECD; and (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $100,000,000; and, with respect to the Letter of Credit Facility or Alternative Currency Letter of Credit Facility, a Person that is an Eligible Assignee under subclause (i) or (iii) of clause (C) of this definition and is approved by the Administrative Agent and the Borrower, such approval not to be unreasonably withheld or delayed; provided, however, that no Loan Party or Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

         "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to public health and safety or the environment, including, without limitation, (i) by any governmental or regulatory authority or third party for enforcement, cleanup, Removal, Response, Remedial or other actions or damages and (ii) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

         "Environmental Law" means any international or transnational law, federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, threatened release, release or discharge of Hazardous Materials.

         "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

         "ERISA Event" means (i) (y) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (z) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (ii) the application for a minimum funding waiver with respect to a Plan; (iii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan under ERISA Section 4041(c), pursuant to
Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (iv) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (v) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (vi) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (vii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to
Section 307 of ERISA; or (viii) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

         "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Eurodollar Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

         "Eurodollar Rate" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (i) the rate per annum at which deposits in the Applicable Currency are offered to Fleet by prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to Fleet's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if Fleet shall not have such a Eurodollar Rate Advance, $1,000,000 or, if such Borrowing is made in an Alternative Currency, the amount of such Alternative Currency for which the Dollar Equivalent is $1,000,000) and for a period equal to such Interest Period by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

         "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(ii) and shall include any Alternative Currency Revolving Credit Advance.

         "Eurodollar Rate Reserve Percentage" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

         "Events  of  Default"  has  the  meaning  specified  in  Section  6.01.

         "Exchange Rate" shall mean, on any day, (a) with respect to any Alternative Currency, the spot rate at which U.S. Dollars are offered on such day by the Administrative Agent in London for such Alternative Currency at approximately 11:00 A.M. (London time), and (b) with respect to U.S. Dollars in relation to any specified Alternative Currency, the spot rate at which such specified Alternative Currency is offered on such day by the Administrative Agent in London for U.S. Dollars at approximately 11:00 A.M. (London time). For purposes of determining the Exchange Rate in connection with an Alternative Currency Revolving Credit Borrowing, such Exchange Rate shall be determined as of the Exchange Rate Determination Date for such Borrowing. The Administrative Agent shall provide Borrower with the then current Exchange Rate from time to time upon Borrower's request therefor.

         "Exchange Rate Determination Date" means, for purposes of the determination of the Exchange Rate of any stated amount on any Business Day in relation to any Alternative Currency Revolving Credit Borrowing, the date which is three Business Days prior to such Borrowing.

         "Existing Credit Agreement" means that certain Credit Agreement, originally dated as of October 16, 1996, as heretofore amended, by and among the Borrower, the lenders party thereto, and Fleet, as Initial Issuing Bank, Swing Line Bank and Administrative Agent.

         "Existing Credit Facility" means the credit facilities provided under the Existing Credit Agreement.

         "Existing Debt" means Debt of the Borrower and its Subsidiaries and LICO and its Subsidiaries outstanding immediately before giving effect to the Acquisition, including, without limitation, Debt under the Existing Credit Facility.

         "Existing Letters of Credit" means those certain existing Letters of Credit issued by Fleet for the account of the Borrower which are set forth on
Schedule II hereto.

         "Existing Marine Midland Letters of Credit" means those certain existing letters of credit issued by Marine Midland in an aggregate face amount of not more than $5,000,000 issued as security for the Borrower's obligations under (A) that certain Series Guaranty Agreement, dated November 1, 1993, by and between the Borrower, as guarantor, and Fleet Trust Company, as trustee, relating to that certain Master Indenture, dated as of November 1, 1993, by and between Town of Amherst Industrial Development Agency, as the issuer, and Fleet Trust Company, as trustee, as supplemented by that certain Series Supplemental Indenture, dated November 1, 1993, and (B) that certain Series Guaranty
Agreement, dated November 1, 1993, by and between the Borrower, as guarantor, and Fleet Trust Company, as trustee, relating to that certain Master Indenture, dated November 1, 1993, by and between the City of Cedar Rapids, Iowa, as the issuer, and Fleet Trust Company, as trustee, as supplemented by that certain Series Supplemental Indenture, dated November 1, 1993, in each instance as such letters of credit may be renewed, but not increased in amount, by Marine Midland from time to time.

         "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including, without limitation, tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof) and indemnity payments; provided, however, that an Extraordinary Receipt shall not include cash receipts received from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (i) in respect of loss or damage to equipment, fixed assets or real property, are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds, awards or payments were received in accordance with the terms of the Loan Documents, so long as (A) such application is made within ninety (90) days after such Person's receipt of such proceeds, awards or payments and (B) such proceeds, awards or payments are received by such Person within fifteen (15) months after the occurrence of such damage or loss; or (ii) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

         "Facilities"  means the  Revolving  Credit  Facility,  the  Alternative
Currency  Revolving  Credit  Facility,   the  Letter  of  Credit  Facility,  the
Alternative Currency Letter of Credit Facility or the Swing Line Facility.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Fiscal Year" means a fiscal year of the Borrower and its Consolidated Subsidiaries ending on March 31 in any calendar year.

         "Fleet" means Fleet National Bank in its capacity as a Lender or issuer of Letters of Credit or Alternative Currency Letters of Credit hereunder.

         "Foreign Subsidiary" means any Subsidiary organized under the laws of any jurisdiction other than the United States of America or any State thereof.

         "Foreign Significant Subsidiary" means any Foreign Subsidiary of the Borrower which is also a Significant Subsidiary.

         "Funded Debt" means, with respect to the Borrower, the Advances, and with respect to the Borrower and any other Person, all other Debt of such Person that by its terms matures more than one year after the date of determination or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including the current portion of all such Debt.

         "GAAP" has the meaning specified in Section 1.03.

         "Guaranteed Obligations" has the meaning specified in the Guaranty.

         "Guarantors" means (i) each Domestic Significant Subsidiary of the Borrower, (ii) upon consummation of the Acquisition, LICO and each Domestic Significant Subsidiary of LICO and (iii) each other Person which shall have executed and delivered or become a party to a Guaranty hereunder.

         "Guaranty" has the meaning specified in Section 3.01.

         "Hazardous Materials" means (i) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (ii) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

         "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

         "Hedge Bank" means the Administrative Agent or any other Lender Party in its capacity as a party to a Hedge Agreement entered into pursuant to, and in compliance with, the terms and conditions of Section 5.02(b)(v).

         "Indemnified Party" has the meaning specified in Section 8.04(b).

         "Initial Extension of Credit" means the earlier to occur of the initial Borrowing and the initial issuance of a Letter of Credit or Alternative Currency Letter of Credit.

         "Initial Issuing Bank" means Fleet.

         "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

         "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

         "Intellectual Property Security Agreement" has the meaning specified in
Section 3.01.

         "Interest Expense" means, with respect to any Person for any period, interest expense on all Debt of such Person for such period, whether paid or accrued, determined on a Consolidated basis for such Person and its Subsidiaries and in accordance with GAAP, and including, without limitation, (i) in the case of the Borrower, interest expense in respect of Debt resulting from Advances,
(ii) the interest component of all obligations under Capitalized Leases, (iii) commissions, discounts and other fees and charges payable in connection with letters of credit (including, without limitation, Letters of Credit and Alternative Currency Letters of Credit), (iv) the net payment, if any, payable in connection with Hedge Agreements less the net credit, if any, received in connection with Hedge Agreements and (v) all fees paid by the Borrower pursuant to Section 2.08(a).

         "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Prime Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Administrative Agent not later than

11:00 A.M. (Buffalo, New York time) on the third (3rd) Business Day prior to the first day of such Interest Period, select; provided, however, that:

                  (a) The Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Prime Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

                  (b)  Interest   Periods   commencing  on  the  same  date  for
         Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

                  (c) Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                  (d) Whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "Inventory" of any Person means all of such Person's now owned and hereafter acquired inventory, goods, merchandise, and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in such Person's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

         "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (ix) or (x) of the definition of "Debt" in respect of such Person.

         "Issuing Bank" means the Initial Issuing Bank and each Eligible Assignee to which the Letter of Credit Commitment and Alternative Currency Letter of Credit Commitment hereunder has been assigned pursuant to Section 8.07; provided, however, that, with respect to the Existing Letters of Credit, the term "Issuing Bank" means Fleet as issuer of the Existing Letters of Credit.

         "L/C Cash Collateral Account" has the meaning specified in the Security Agreement.

         "L/C  Related   Documents"   has  the  meaning   specified  in  Section
2.04(d)(ii)(A).

         "Lender  Party"  means any Lender,  the Issuing  Bank or the Swing Line
Bank.

         "Lenders" means the Initial Lenders, including, without limitation, the initial Alternative Currency Revolving Credit Lenders, and each Person that shall become a Lender hereunder pursuant to Section 8.07.

         "Letter of Credit" means any Letter of Credit issued hereunder or any Existing Letter of Credit, but does not mean or include any Alternative Currency Letter of Credit.

         "Letter of Credit Advance" means an advance made by the Issuing Bank or any Revolving Credit Lender pursuant to Section 2.03(c).

         "Letter of Credit Agreement" has the meaning specified in Section 2.03(a).

         "Letter of Credit Commitment" means, with respect to the Issuing Bank, the amount set forth opposite the Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignments and Acceptances, set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as the Issuing Bank's "Letter of Credit Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.05.

         "Letter of Credit Facility" means, at any time, an amount equal to the amount of the Issuing Bank's Letter of Credit Commitment at such time, as such amount may be reduced at or prior to such time pursuant to Section 2.05 less the aggregate Available Amount under all Existing Letters of Credit outstanding at such time.

         "LICO Stock Purchase Agreement" means the stock purchase agreement, dated as of March 11, 1998, by and among the Borrower and the shareholders of LICO, pursuant to which the Acquisition will be consummated.

         "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

         "Loan Documents" means (i) this Agreement, (ii) the Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) each Letter of Credit Agreement,
(vi) each Alternative Currency Letter of Credit Agreement, (vii) the Existing Letters of Credit, (viii) each Hedge Agreement entered into by a Lender Party pursuant to, and in compliance with the terms and conditions of, Section 5.02(b)(v), (ix) each document or agreement delivered pursuant to Section 5.01(m), and all other agreements, instruments and documents executed in connection herewith or therewith, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

         "Loan Parties" means the Borrower and the Guarantors.

         "Margin Stock" has the meaning specified in Regulation U.

         "Marine Midland" means Marine Midland Bank.

         "Material Adverse Change" means any material adverse change in (i) the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party and its Subsidiaries (taken as a whole), (ii) the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents or (iii) any material aspect of any of the Transactions.

         "Material Adverse Effect" has the meaning specified in Section 3.01(e).

         "Material Contract" means, with respect to any Person, each contract listed on Schedule 4.01(dd), each contract which is a replacement or a substitute for any contract listed on Schedule 4.01(dd) and each other contract to which such Person is a party which is material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

         "Mechanical Products" means Mechanical Products, Inc., a Delaware corporation.

         "Minitec" means Minitec Corporation, a Delaware corporation.

         "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

         "Multiple  Employer  Plan" means a single  employer plan, as defined in
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (ii) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (i) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (ii) the amount of taxes payable in connection with or as a result of such transaction and (iii) the amount of any Debt (not including any Debt incurred under this Agreement) secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof.

         "Note" means a Revolving Credit Note or an Alternative Currency Note.

         "Notice of Alternative Currency Borrowing" has the meaning specified in
Section 2.02(b).

         "Notice of Borrowing" has the meaning specified in Section 2.02(a).

         "Notice of Issuance" has the meaning specified in Section 2.03(a).

         "Notice of Renewal" has the meaning specified in Section 2.01(d).

         "Notice of Swing Line Borrowing" has the meaning specified in Section 2.02(c).

         "Notice of Termination" has the meaning specified in Section 2.01(d).

         "NPL" means the National Priorities List under CERCLA.

         "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in
Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (i) the obligation to pay principal, interest, Letter of Credit and Alternative Currency Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document, (ii) all liabilities and other obligations arising out of, based upon or relating to the Existing Letters of Credit, and (iii) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

         "OECD" means the Organization for Economic Cooperation and Development.

         "Open Year" has the meaning specified in Section 4.01(t).

         "Other Taxes" has the meaning specified in Section 2.12(b).

         "PBGC"  means  the  Pension  Benefit   Guaranty   Corporation  (or  any
successor).

         "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (i) Liens for taxes, assessments and governmental charges or levies not yet due and payable; (ii) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; and (iii) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations.

         "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity or any division thereof, or a government or any political subdivision, agency or instrumentality thereof.

         "Plan" means a Single Employer Plan or a Multiple Employer Plan.

         "Pounds Sterling" or "(pound)" means the lawful currency of the United Kingdom.

         "Pre-Commitment Information" has the meaning specified in Section 3.01(g).

         "Preferred Stock" means, with respect to any corporation, capital stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

         "Prime Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

                  (a) the rate of interest announced publicly by Fleet in Boston, Massachusetts, from time to time, as Fleet's prime rate, which is not necessarily the lowest rate made available by Fleet; or

                  (b) 1/2 of one percent per annum above the Federal Funds Rate.

         "Prime Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(i).

         "Pro Rata Share" of any amount means, with respect to any Revolving Credit Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Revolving Credit Commitment at such time and the denominator of which is the Revolving Credit Facility at such time and, with respect to any Alternative Currency Revolving Credit Lender (in its capacity as such) at any time, the product of such amount times a fraction the numerator of which is the amount of such Alternative Currency Revolving Credit Lender's Alternative Currency Revolving Credit Sub-Commitment at such time and the denominator of which is the Alternative Currency Revolving Credit Facility at such time.

         "Receivables" of any Person means all of such Person's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations.

         "Reduction Amount" has the meaning specified in Section 2.06(b)(iv).

         "Register" has the meaning specified in Section 8.07(d).

         "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Release" means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials) or into or from any property, including, without limitation, the movement of any Hazardous Materials through the air, soil, surface waters or ground water.

         "Remedial" shall have the meaning as set forth in CERCLA at 42 U.S.C. ss. 9601(24) and/or any other applicable Environmental Laws.

         "Removal" shall have the meaning as set forth in CERCLA at 42 U.S.C. ss. 9601(23) and/or any other applicable Environmental Laws.

         "Required Alternative Currency Lenders" means at any time Alternative Currency Revolving Credit Lenders owed or holding greater than 50% of the aggregate principal amount of the Alternative Currency Revolving Credit Advances outstanding at such time or, if no such principal amount is outstanding at such time, Alternative Currency Revolving Credit Lenders holding greater than 50% of the aggregate of the Alternative Currency Revolving Credit Sub-Commitments; provided, however, that if any Alternative Currency Revolving Credit Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Alternative Currency Lenders at such time (i) the aggregate principal amount of the Alternative Currency Revolving Credit Advances owing to such Lender and outstanding at such time, and (ii) the aggregate Alternative Currency Revolving Credit Sub-Commitment of such Lender at such time.

         "Required Lenders" means at any time Lenders owed or holding greater than 50% of the sum of (i) the aggregate principal amount of the Advances outstanding at such time and (ii) the aggregate Available Amount of all Letters of Credit and all Alternative Currency Letters of Credit outstanding at such time, or, if no such principal amount and no Letters of Credit and no Alternative Currency Letters of Credit are outstanding at such time, Lenders holding greater than 50% of the aggregate of the Revolving Credit Commitments; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, and (ii) the aggregate Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank, Letter of Credit Advances and Alternative Currency Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit and each Alternative Currency Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

         "Response" shall have the meaning as set forth in CERCLA at 42 U.S.C. ss. 9601(25) and/or any other applicable Environmental Laws.

         "Responsible Officer" means, in the case of the Borrower, any officer and, in the case of any other Loan Party, the Chairman, Treasurer or Assistant Treasurer of such Loan Party.

         "Revolving Credit Advance" has the meaning specified in Section 2.01(a) and shall include an Automatically Converted Revolving Credit Advance.

         "Revolving   Credit   Borrowing"   means  a  borrowing   consisting  of
simultaneous Revolving Credit Advances of the same Type made by the Revolving Credit Lenders.

         "Revolving Credit Commitment" means, with respect to any Revolving Credit Lender at any time, the amount set forth opposite such Lender's name on
Schedule I hereto under the caption "Revolving Credit Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to
Section 8.07(d) as such Lender's "Revolving Credit Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.05.

         "Revolving Credit Facility" means, at any time, the aggregate amount of the Revolving Credit Lenders' Revolving Credit Commitments at such time.

         "Revolving Credit Lender" means any Lender that has a Revolving Credit Commitment.

         "Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Revolving Credit Lender, in substantially the form of Exhibit B hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances made by such Lender.

         "Revolving Credit Termination Date" means the earlier of the fifth anniversary of the Closing Date and the Termination Date.

         "Secured Obligations" has the meaning specified in the Security Agreement.

         "Secured Parties" means the Administrative Agent, the Lender Parties and the Hedge Banks and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

         "Security Agreement" has the meaning specified in Section 3.01(a).

         "Senior Subordinated Note Documents" means the Senior Subordinated Note Indenture, Senior Subordinated Notes and all other documents, instruments and agreements executed and delivered in connection with the original issuance of the Senior Subordinated Notes, in each case, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time.

         "Senior Subordinated Note Indenture" means the indenture, dated as of March 31, 1998, between the Borrower, as issuer, and State Street Bank and Trust Company, N.A., as trustee, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time.

         "Senior Subordinated Notes" means the Borrower's 8 1/2% senior subordinated notes due 2008 issued pursuant to the Senior Subordinated Note Indenture, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time.

         "Shares" means the shares of Common Stock, par value $.01 per share, of LICO.

         "Significant Subsidiary" means each Loan Party and any other Subsidiary of the Borrower which (i) for the most recent Fiscal Year of the Borrower accounted for more than 5% of the Consolidated revenues of the Borrower, or (ii) as of the end of such Fiscal Year was the owner of more than 5% of the Consolidated assets of the Borrower, all as shown on the Consolidated financial statements of the Borrower for such fiscal year.

         "Single  Employer  Plan" means a single  employer  plan,  as defined in
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (ii) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

         "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Standby Letter of Credit" means any Letter of Credit or Alternative Currency Letter of Credit other than a Trade Letter of Credit.

         "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the interest in the capital or profits of such partnership, joint venture or limited liability company or (iii) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

         "Surviving Debt" shall have the meaning specified in Section 3.01(c).

         "Swing Line Advance" means an advance made by (x) the Swing Line Bank pursuant to Section 2.01(c) or (y) any Revolving Credit Lender pursuant to
Section 2.02(c).

         "Swing Line Bank" means Fleet.

         "Swing Line Borrowing" means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank.

         "Swing Line Facility" has the meaning specified in Section 2.01(c).

         "Taxes" has the meaning specified in Section 2.12(a).

         "Termination Date" means the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

         "Trade Letter of Credit" means any Letter of Credit or Alternative Currency Letter of Credit that is issued for the benefit of a supplier of Inventory to the Borrower or any of its Subsidiaries to effect payment for such Inventory, the conditions to drawing under which include the presentation to the Issuing Bank of negotiable bills of lading, invoices and related documents sufficient, in the judgment of the Issuing Bank, to create a valid and perfected lien on or security interest in such Inventory, bills of lading, invoices and related documents in favor of the Issuing Bank.

         "Transactions" means the transactions contemplated by the Acquisition, the Senior Subordinated Note Documents and the Loan Documents.

         "Type" refers to the distinction between Advances bearing interest at the Prime Rate and Advances bearing interest at the Eurodollar Rate.

         "Univeyor" means Univeyor A/S, a corporation organized and existing under the laws of Denmark and a direct or indirect wholly-owned Subsidiary of the Borrower.

         "Unused Alternative Currency Revolving Credit Sub-Commitment" means, as to any Alternative Currency Revolving Credit Lender at any time, an amount in U.S. Dollars equal to (i) such Lender's Alternative Currency Revolving Credit Sub-Commitment minus (ii) the sum of

(x) the aggregate Assigned Dollar Value of all Alternative Currency Revolving Credit Advances made by such Lender (in its capacity as an Alternative Currency Revolving Credit Lender) and outstanding at such time, plus (y) such Lender's Pro Rata Share of (1) the aggregate Assigned Dollar Value of all Alternative Currency Revolving Credit Advances made by the Alternative Currency Revolving Credit Lenders (other than such Lender) and outstanding at such time, (2) the aggregate Available Amount of all Alternative Currency Letters of Credit outstanding at such time and (3) the aggregate Assigned Dollar Value of all Alternative Currency Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(d) and outstanding at such time.

         "Unused Revolving Credit Commitment" means, with respect to any Lender at any time, (i) such Lender's Revolving Credit Commitment at such time minus
(ii) the sum of (x) the aggregate principal amount of all Revolving Credit Advances, all Swing Line Advances, all Letter of Credit Advances, the Assigned Dollar Value of all Alternative Currency Letter of Credit Advances and the Assigned Dollar Value of all Alternative Currency Revolving Credit Advances, in each instance made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (y) such Lender's Pro Rata Share of (1) the aggregate Assigned Dollar Value of all Alternative Currency Revolving Credit Advances made by the Alternative Currency Revolving Credit Lenders (other than such Lender) and outstanding at such time, (2) the aggregate Available Amount of all Letters of Credit, including, without limitation, Existing Letters of Credit, outstanding at such time, (3) the aggregate Available Amount of all Alternative Currency Letters of Credit outstanding at such time, (4) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to
Section 2.03(c) and outstanding at such time, (5) the aggregate Assigned Dollar Value of all Alternative Currency Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(d) and outstanding at such time, and (6) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

         "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

         "Withdrawal Liabilities" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

         "Yale Germany" means Yale Industrial Products GmbH, a corporation organized and existing under the laws of Germany and a direct or indirect wholly-owned Subsidiary of the Borrower.

         SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         SECTION 1.03. Accounting Terms. All accounting terms used in any of the financial covenants set forth in Section 5.04, and all other accounting terms not specifically defined herein, shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f)(ii) ("GAAP").


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES,
                      THE LETTERS OF CREDIT AND ALTERNATIVE
                           CURRENCY LETTERS OF CREDIT

         SECTION 2.01.  The Advances.

         (a) The Revolving Credit Advances. Each Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Revolving Credit Advance") to the Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an amount for each such Advance not to exceed such Lender's Unused Revolving Credit Commitment at such time. Each Revolving Credit Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Swing Line Advances, outstanding Letter of Credit Advances or outstanding Alternative Currency Letter of Credit Advances) and shall consist of Revolving Credit Advances made simultaneously by the Revolving Credit Lenders ratably according to their Revolving Credit Commitments. Within the limits of each Revolving Credit Lender's Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow, repay and reborrow.

         (b) The Alternative Currency Revolving Credit Advances. Each Alternative Currency Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances denominated in an Alternative Currency ("Alternative Currency Revolving Credit Advances") to the Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an amount for each such Advance not to exceed the Assigned Dollar Value of such Lender's Unused Alternative Currency Revolving Credit Sub-Commitment at such time; provided, however, that the aggregate amount of all Alternative Currency Revolving Credit Advances at any time outstanding shall not at any time exceed the Assigned Dollar Value of
$20,000,000 (the "Alternative Currency Revolving Credit Facility"), and, provided, further, that the aggregate amount of an Alternative Currency Revolving Credit Borrowing shall in no event exceed the aggregate of the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. Each Alternative Currency Revolving Credit Borrowing (other than, in the case of a continuation of a Eurodollar Rate Advance, a change in the Assigned Dollar Value thereof solely as a result of currency fluctuations) shall be in an aggregate amount of the Applicable Currency which would purchase approximately two million dollars ($2,000,000) or an integral multiple of one million dollars ($1,000,000) in excess thereof based on the exchange rate as published in the Wall Street Journal (or if such rate is not available, the spot rate quoted by the Administrative Agent on such date) with respect to such currency on the date of the applicable Notice of Alternative Currency Borrowing or, if less, the then Dollar Equivalent amount of the aggregate Unused Alternative Currency Revolving Credit Sub-Commitments. Each Alternative Currency Revolving Credit Borrowing shall consist of Alternative Currency Revolving Credit Advances made simultaneously by the Alternative
Currency Revolving Credit Lenders ratably according to their Alternative Currency Revolving Credit Sub-Commitments. Within the limits of each Alternative Currency Revolving Credit Lender's Unused Alternative Currency Revolving Credit Sub-Commitment in effect from time to time, the Borrower may borrow, repay and reborrow.

         (c) The Swing Line Advances. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank may, if in its discretion it elects to do so, make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date (i) in an aggregate amount not to exceed at any time outstanding $15,000,000 (the "Swing Line Facility") and (ii) in an amount for each such Swing Line Borrowing not to exceed the aggregate of the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be made as a Prime Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, so long as the Swing Line Bank, in its discretion, elects to make Swing Line Advances, the Borrower may borrow and reborrow under this Section 2.01(c) and may repay or prepay the Swing Line Advances at such times prior to the Revolving Credit Termination Date, and in such integral multiples, as the Borrower may elect.

         (d) Letters of Credit. The Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue Letters of Credit for the account of the Borrower from time to time on any Business Day during the period from the Closing Date until sixty (60) days before the Revolving Credit Termination Date
(A) in an aggregate Available Amount for all Letters of Credit, including, without limitation, Existing Letters of Credit, not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time and (B) in an Available Amount for each such Letter of Credit not to exceed an amount equal to the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earliest of
(A) 60 days before the Revolving Credit Termination Date, (B) in the case of a Standby Letter of Credit, 365 days after the date of issuance thereof and (C) in the case of a Trade Letter of Credit, 180 days after the date of issuance thereof. The foregoing notwithstanding, any Standby Letter of Credit may, by its terms, be renewable annually upon notice (a "Notice of Renewal") given to the Issuing Bank and the Administrative Agent on or prior to any date for notice of renewal set forth in such Letter of Credit (but in any event at least five (5) Business Days prior to the date of the proposed renewal of such Standby Letter of Credit) and upon fulfillment of the applicable conditions set forth in
Article III unless such Issuing Bank shall have notified the Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit (but in any event at least thirty
(30) Business Days prior to the date of automatic renewal) of its election not to renew such Standby Letter of Credit (a "Notice of Termination"); provided that the terms of each Standby Letter of Credit that is automatically renewable annually shall not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than sixty (60) days before the Revolving Credit Termination Date. If either a Notice of Renewal is not given by the Borrower or a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that even in the absence of receipt of a Notice of Renewal, the Issuing Bank may, in its discretion unless instructed to the contrary by the Administrative Agent or the Borrower, deem that a Notice of Renewal had been timely delivered and, in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(d), repay any Letter of Credit Advances resulting from drawings under Letters of Credit pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(d).

         (e) Alternative Currency Letters of Credit. The Issuing Bank agrees, on the terms and subject to the conditions set forth in this Agreement, to issue Alternative Currency Letters of Credit for the account of the Borrower from time to time on any Business Day during the period from the Closing Date until sixty
(60) days before the Revolving Credit Termination Date (A) in an aggregate Available Amount for all Alternative Currency Letters of Credit not to exceed at any time the Issuing Bank's Alternative Currency Letter of Credit Commitment at such time and (B) in an Available Amount for each such Alternative Currency Letter of Credit (i) not to exceed an amount equal to the Unused Alternative Currency Revolving Credit Sub-Commitments of the Alternative Currency Revolving Credit Lenders at such time and (ii) not to exceed an amount equal to the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. No Alternative Currency Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earliest of (A) 60 days before the Revolving Credit Termination Date, (B) in the case of a Standby Letter of Credit, 365 days after the date of issuance thereof and (C) in the case of a Trade Letter of Credit, 180 days after the date of issuance thereof. Within the limits of the Alternative Currency Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Alternative Currency Letters of Credit under this Section 2.01(e), repay any Alternative Currency Letter of Credit Advances resulting from drawings under Alternative Currency Letters of Credit pursuant to Section 2.03(d) and request the issuance of additional Alternative Currency Letters of Credit under this Section 2.01(e).

         SECTION 2.02. Making the Advances. (a) Each Revolving Credit Borrowing shall be made on notice, given not later than 11:00 A.M. (Buffalo, New York time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or the second Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Prime Rate Advances, by the Borrower to the Administrative Agent, which shall give to each appropriate Lender prompt notice thereof by telex or telecopier. Each such notice of a Revolving Credit Borrowing (a "Notice of Borrowing") may be by telephone, confirmed immediately in writing, or telex or telecopier in substantially the form of Exhibit D hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing and (iv) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Lender shall, before 11:00 A.M. (Buffalo, New York time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the

Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Revolving Credit Commitments of such Lender and the other Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, however, that the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances, Letter of Credit Advances and Alternative Currency Letter of Credit Advances made by the Swing Line Bank, the Issuing Bank and any other Revolving Credit Lender and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank, the Issuing Bank and such other Revolving Credit Lenders for repayment of such Swing Line Advances, Letter of Credit Advances and Alternative Currency Letter of Credit Advances.

         (b) (i) Each Alternative Currency Revolving Credit Borrowing shall be made on notice, given not later than 11:00 A.M. (Buffalo, New York time) on the fifth Business Day prior to the date of the proposed Borrowing, by the Borrower to the Administrative Agent, which shall give to each Alternative Currency Revolving Credit Lender prompt notice thereof by telex or telecopier. Each such notice of an Alternative Currency Revolving Credit Borrowing (a "Notice of Alternative Currency Borrowing") may be by telephone, confirmed immediately in writing, or telex or telecopier in substantially the form of Exhibit E hereto, specifying therein the requested (i) date of such Alternative Currency Revolving Credit Borrowing, (ii) Applicable Currency, (iii) aggregate amount of such Alternative Currency Revolving Credit Borrowing and (iv) initial Interest Period for each such Alternative Currency Revolving Credit Advance (it being understood by the Borrower and Alternative Currency Revolving Credit Lenders that all
Alternative Currency Revolving Credit Advances shall be Eurodollar Rate Advances). Each Alternative Currency Revolving Credit Lender shall, before 11:00 A.M. (local time at the place of payment) on the date of such Borrowing, make available to the Administrative Agent at such account at such bank or office in London or the principal financial center in the country of the Applicable Currency as the Administrative Agent shall have designated by written notice to such Lender, in same day funds, such Alternative Currency Revolving Credit Lender's ratable portion of such Borrowing in accordance with the respective Alternative Currency Revolving Credit Sub-Commitments of such Alternative Currency Revolving Credit Lender and the other Alternative Currency Revolving Credit Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by wire transfer to such account as the Borrower shall have previously designated to the Administrative Agent in writing, which account must be in the name of the Borrower or a Subsidiary of the Borrower and in London or the financial center of the country of the Applicable Currency.

         (ii) Upon the occurrence and during the continuance of any Default or Event of Default or at any other time that the Administrative Agent may in its reasonable discretion so determine, the Administrative Agent may, and, in the case of the occurrence and continuance of a Default or Event or Default, shall at the direction of the Required Alternative Currency Lenders, terminate the Alternative Currency Revolving Credit Facility by giving notice of such termination to the Borrower, each of the Alternative Currency Revolving Credit Lenders and each of the other Revolving Credit Lenders. Thereupon, (A) any and all then outstanding

Alternative Currency Revolving Credit Advances shall automatically be converted into Revolving Credit Advances denominated in U.S. Dollars (in an amount equal to the Dollar Equivalent thereof) (the "Automatically Converted Revolving Credit Advances"), (B) no further Alternative Currency Revolving Credit Advances shall be permitted to be made and (C) the Alternative Currency Revolving Credit Sub-Commitments of the Alternative Currency Revolving Credit Lenders shall be automatically terminated. In addition, at such time the Revolving Credit Lenders shall purchase from the Alternative Currency Revolving Credit Lenders, and the Alternative Currency Revolving Credit Lenders shall sell and assign to the Revolving Credit Lenders, Automatically Converted Revolving Credit Advances in an amount so that each and every Revolving Credit Lender shall have a share of the total Automatically Converted Revolving Credit Advances equal to its Pro Rata Share of the aggregate Revolving Credit Commitments. The Administrative Agent shall specify the amounts required to effect such purchases and sales among the Revolving Credit Lenders. The Borrower hereby agrees to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata
Share of Automatically Converted Revolving Credit Advances on (i) the Business Day on which demand therefor is made, provided that notice of such demand is given not later than 11:00 A.M. (Buffalo, New York time) on such Business Day, or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by an Alternative Currency Revolving Credit Lender to Revolving Credit Lenders of a portion of the Automatically Converted Revolving Credit Advances, such Alternative Currency Revolving Credit Lender represents and warrants to such other Lenders that such Alternative Currency Revolving Credit Lender is the legal and beneficial owner of the interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to any of the Automatically Converted Revolving Credit Advances, any of the Loan Documents, the Borrower or any Loan Party (including, without limitation, as to the financial condition of the Borrower or any Loan Party). The occurrence of any event which results in the existence of Automatically Converted Revolving Credit Advances pursuant to the foregoing shall be deemed to constitute, for all purposes of this Agreement, a prepayment of all of the Alternative Currency Revolving Credit Advances so automatically converted into Automatically Converted Revolving Credit Advances before the last day of the Interest Period relating thereto.

         (c) Each Swing Line Borrowing shall be made either (x) on notice, given not later than 11:00 A.M. (Buffalo, New York time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Administrative Agent or (y) pursuant to other arrangements, including, by way of example and not of limitation, arrangements for daily repayments and borrowings on each Business Day, which are satisfactory in form and substance to the Swing Line Bank, the Administrative Agent and the Borrower. Each notice of a Swing Line Borrowing pursuant to clause (x) in the immediately preceding sentence (a "Notice of Swing Line Borrowing") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing). If, in its discretion, it elects to make a requested Swing Line Advance, the Swing Line Bank will make the amount thereof available to the Administrative Agent at the Administrative Agent's Account, in same day funds. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account. Upon written demand by the Swing Line Bank, with a copy of such demand to the Administrative Agent, each other Revolving Credit Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Lender, such other Lender's Pro Rata Share of all outstanding Swing Line Advances as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Swing Line Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of Swing Line Advances to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata Share of outstanding Swing Line Advances on (i) the Business Day on which demand therefor is made by the Swing Line Bank, provided that notice of such demand is given not later than 11:00 A.M. (Buffalo, New York time) on such Business Day, or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other Revolving Credit Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, for the account of the Swing Line Bank, forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

         (d) Anything in subsection  (a) above to the contrary  notwithstanding,
(i) the Borrower may not select Eurodollar Rate Advances if the obligation of the appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09 or Section 2.10, and (ii) Revolving Credit Advances made on any date may not be outstanding as part of more than ten (10) separate Borrowings.

         (e) Each Notice of Borrowing, Notice of Alternative Currency Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, and in the case of any Alternative Currency Revolving Credit Borrowing, the Borrower shall indemnify each appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing or Notice of Alternative Currency Borrowing, as the case may be, for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits as reasonably determined by such Lender), cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

         (f) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a), (b) or (c) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

         (g) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

         SECTION 2.03. Issuance of and Drawings and Reimbursement Under Letters of Credit.

         (a) Request for Issuance. Each Letter of Credit which is not an Existing Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (Buffalo, New York time) on the fifth (5th) Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Administrative Agent and each Revolving Credit Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be by telephone, confirmed immedi-

ately in writing, or telex or telecopier, specifying therein the requested (i) date of such issuance (which shall be a Business Day), (ii) Available Amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit and (v) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If the requested form of such Letter of Credit is acceptable to the Issuing Bank, in its sole discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any such Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

         (b) Letter of Credit Reports. The Issuing Bank shall furnish (i) to the Administrative Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Letters of Credit issued during the previous week and drawings during such week under all Letters of Credit, including, without limitation, drawings under Existing Letters of Credit, (ii) to the Administrative Agent, the Borrower and each Revolving Credit Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued during the preceding month and drawings during such month under all Letters of Credit, including, without limitation, drawings under Existing Letters of Credit, and (iii) to the Administrative Agent, the Borrower and each Revolving Credit Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit, including, without limitation, all Existing Letters of Credit.

         (c) Drawing and Reimbursement. The payment by the Issuing Bank of a draft drawn under any Letter of Credit, including, without limitation, under any Existing Letter of Credit, shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance which shall be a Prime Rate Advance, in the amount of such draft. Each of the Borrower, the Administrative Agent and each Revolving Credit Lender hereby acknowledges and agrees that Letter of Credit Advances may be made, or deemed made, by the Issuing Bank in respect of Existing Letters of Credit or any other Letter of Credit and to participate in all Letter of Credit Advances made hereunder as provided herein. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Revolving Credit Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Revolving Credit Lender such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available (for the account of its Applicable Lending Office) to the Administrative Agent (for the account of the Issuing Bank), by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank, provided notice of such demand is given not later than 11:00 A.M. (Buffalo, New York time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any other Revolving Credit Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents, the Borrower or any other Loan Party. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

         (d) Alternative Currency Letters of Credit. (i) Each Alternative Currency Letter of Credit may, in the sole discretion of the Issuing Bank, be issued upon notice, given not later than 11:00 A.M. (Buffalo, New York time) on the tenth (10th) Business Day prior to the date of the proposed issuance of such Alternative Currency Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Administrative Agent, each Alternative Currency Revolving Credit Lender and each other Revolving Credit Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of an Alternative Currency Letter of Credit (an "Alternative Currency Notice of Issuance") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (i) date of issuance (which shall be a Business
Day), (ii) Available Amount of such Alternative Currency Letter of Credit, (iii) Applicable Currency, (iv) expiration date of such Alternative Currency Letter of Credit, (v) name and address of the beneficiary of such Alternative Currency Letter of Credit and (vi) form of such Alternative Currency Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Alternative Currency Letter of Credit (an "Alternative Currency Letter of Credit Agreement"). If the requested form of such Alternative Currency Letter of Credit is acceptable to the Issuing Bank, in its sole discretion, the Issuing Bank may, in its sole discretion, upon fulfillment of the applicable conditions set forth in Article III, make such Alternative Currency Letter of Credit available to the Borrower as agreed between the Issuing Bank and the Borrower in connection with such issuance, provided, that, such Alternative Currency Letter of Credit shall in any event be made available to the Borrower or as the Borrower may direct in London or the financial center of the country of the Applicable Currency. In the event and to the extent that the provisions of any such Alternative Currency Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

                  (ii) The Issuing Bank shall furnish (i) to the Administrative Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Alternative Currency Letters of Credit issued during the previous week and drawings during such week under all Alternative Currency Letters of Credit, (ii) to the Administrative Agent, the Borrower, each Alternative Currency Revolving Credit Lender and each other Revolving Credit Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Alternative Currency Letters of Credit issued during the preceding month and drawings during such month under all Alternative Currency Letters of Credit and (iii) to the Administrative Agent, the Borrower, each Alternative Currency Revolving Credit Lender and each other Revolving Credit Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Alternative Currency Letters of Credit.

                  (iii) The payment by the  Issuing  Bank of a draft drawn under any Alternative Currency Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of an Alternative Currency Letter of Credit Advance which shall be a Prime Rate Advance, shall be denominated in U.S. Dollars and shall for all purposes of this Agreement be treated the same as a Revolving Credit Advance made as a Prime Rate Advance, in the amount of such draft, the amount of such Alternative Currency Letter of Credit Advance to be determined by the Administration Agent based on the Dollar Equivalent of such draft. Each of the Borrower, the Administrative Agent, each Alternative Currency Revolving Credit Lender and each other Revolving Credit Lender hereby acknowledges and agrees that such Alternative Currency Letter of Credit Advances may be made, or deemed made, by the Issuing Bank in respect of such Alternative Currency Letters of Credit and to participate in all Alternative Currency Letter of Credit Advances made hereunder as provided herein. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Revolving Credit Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each Revolving Credit Lender, such Lender's Pro Rata Share of each outstanding Alternative Currency Letter of Credit Advance as of the date of such purchase, by making available (for the account of its Applicable Lending Office) to the Administrative Agent (for the account of the Issuing Bank), by deposit to the Administrative Agent's Account, in same day funds in U.S. Dollars, an amount equal to the portion of the outstanding principal amount of such Alternative Currency Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata Share of an outstanding Alternative Currency Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank, provided notice of such demand is given not later than 11:00 A.M. (Buffalo, New York time) on such Business Day or
(ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any Revolving Credit Lender of a portion of an Alternative Currency Letter of Credit Advance, the Issuing Bank represents and warrants to such Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Alternative Currency Letter of Credit Advance, the Loan Documents, the Borrower or any other Loan Party. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Alternative Currency Letter of Credit Advance available to the Administrative Agent, such Alternative Currency Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute an Alternative Currency Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Alternative Currency Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

         (e) Failure to Make Letter of Credit Advances or Alternative Currency Letter of Credit Advances. The failure of any Lender to make any Letter of Credit Advance or Alternative Currency Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) or (d), as applicable, shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance or Alternative Currency Letter of Credit Advance, as the case may be, on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance or Alternative Currency Letter of Credit Advance, as the case may be, to be made by such other Lender on such date.

         SECTION 2.04.  Repayment of Advances.

         (a) Revolving Credit Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders on the Revolving Credit Termination Date the aggregate outstanding principal amount of the Revolving Credit Advances then outstanding.

         (b) Alternative Currency Revolving Credit Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Alternative Currency Revolving Credit Lenders on the Revolving Credit Termination Date the aggregate outstanding principal amount of the Alternative Currency Revolving Credit Advances then outstanding.

         (c) Swing Line Advances. The Borrower shall repay to the Administrative Agent for the account of the Swing Line Bank and each other Revolving Credit Lender that has made a Swing Line Advance the outstanding principal amount of each Swing Line Advance made by each of them on the earlier of the maturity date for such Swing Line Advance and the Revolving Credit Termination Date.

         (d) Letter of Credit Advances and Alternative Currency Letter of Credit Advances. (i) The Borrower shall repay to the Administrative Agent for the account of the Issuing Bank and each other Revolving Credit Lender that has made a Letter of Credit Advance or an Alternative Currency Letter of Credit Advance, on the earlier of demand and the Revolving Credit Termination Date the outstanding principal amount of each Letter of Credit Advance and each Alternative Currency Letter of Credit Advance made by each of them.

                  (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement, any Alternative Currency Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit, including, without limitation, any Existing Letter of Credit, or any Alternative Currency Letter of Credit, shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement, such Alternative Currency Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

                           (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Alternative Currency Letter of Credit Agreement, any Letter of Credit, including, without limitation, any Existing Letter of Credit, any Alternative Currency Letter of Credit or any other agreement or instrument relating to any of the foregoing (all of the foregoing being, collectively, the "L/C Related Documents");

                           (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                           (C) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of

         Credit or an Alternative Currency Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                           (D) any statement or any other document presented under a Letter of Credit or an Alternative Currency Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

                           (E) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents.

         SECTION 2.05.  Termination or Reduction of the Commitments.

         (a) Optional. The Borrower may, upon at least three Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Letter of Credit Facility and the Unused Revolving Credit Commitments; provided, however, that each partial reduction of a Facility (i) shall be in an aggregate amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof, and (ii) shall be made ratably among the appropriate Lenders in accordance with their Commitments with respect to such Facility.

         (b) Mandatory. (i) The Revolving Credit Facility shall be automatically and permanently reduced on the third anniversary of the Closing Date, by $25,000,000, and on the fourth anniversary of the Closing Date, by an additional $25,000,000, each such reduction to be made ratably among the Revolving Credit Lenders in accordance with their Revolving Credit Commitments.

                  (ii) The Revolving Credit Facility shall be automatically and permanently reduced on each date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(ii) or (iii) in an amount equal to the applicable Reduction Amount, each such reduction to be made ratably among the Revolving Credit Lenders in accordance with their Commitments, provided, however, that, notwithstanding the foregoing, in the case of a sale, lease, transfer or other disposition of all of the capital stock of, or all or substantially all of the assets of, Minitec and/or Mechanical Products, after prepayment of the Advances in accordance with Section 2.06(b), there shall be no permanent reduction of the Revolving Credit Facility.

                  (iii) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Letter of Credit Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.

                  (iv) In the event that the Closing Date shall not have occurred by April 30, 1998, then all of the Commitments shall be automatically terminated and this Agreement shall be of no further force or effect.

         SECTION 2.06.  Prepayments.

         (a) Optional. The Borrower may, upon at least one (1) Business Day's notice in the case of Prime Rate Advances and three (3) Business Days' notice in the case of Eurodollar Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, permanently prepay the outstanding aggregate principal amount of the Advances, in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (i) each such partial prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof and (ii) no such prepayment of a Eurodollar Rate Advance shall be made other than on the last day of an Interest Period therefor. Each permanent prepayment made pursuant to this
Section 2.06(a) shall be applied to repay the Facilities in the following manner: first, to prepay Letter of Credit Advances then outstanding until such Advances are paid in full; second, to prepay Alternative Currency Letter of Credit Advances then outstanding until such Advances are paid in full; third, to prepay Swing Line Advances then outstanding until such Advances are paid in full; fourth, to prepay Alternative Currency Revolving Credit Advances then outstanding until such Alternative Currency Revolving Credit Advances are paid in full; fifth, to prepay Revolving Credit Advances then outstanding until such Revolving Credit Advances are paid in full; and sixth, deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit and Alternative Currency Letters of Credit then outstanding. Upon the drawing of any Letter of Credit or Alternative Currency Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or the Revolving Credit Lenders, as applicable.

         (b) Mandatory. (i) On the third anniversary of the Closing Date and the fourth anniversary of the Closing Date, respectively, the Borrower shall prepay the amount, if any, equal to the excess of (A) the aggregate principal amount of the Revolving Credit Advances plus the aggregate Dollar Equivalent of Alternative Currency Revolving Credit Advances plus the aggregate principal amount of Swing Line Advances plus the aggregate principal amount of Letter of Credit Advances plus the aggregate principal amount of Alternative Currency Letter of Credit Advances plus the aggregate Available Amount of all Letters of Credit, including, without limitation, all Existing Letters of Credit, plus the aggregate Available Amount of all Alternative Currency Letters of Credit, in each instance, as then outstanding, after giving effect to any Advances or renewals on such date, over (B) the Revolving Credit Facility after giving effect to the permanent reduction thereof on such anniversary of the Closing Date in accordance with this Section 2.05(b)(i).

                  (ii) Within fifteen (15) days after receipt by any Loan Party or any of its Subsidiaries of Net Cash Proceeds from the sale, lease, transfer or other disposition of any property or assets of any Loan Party or any of its Subsidiaries (other than any sale, lease, transfer or other disposition of inventory in the ordinary course of business), the Borrower shall prepay the then outstanding Advances in an amount equal to one-hundred percent (100%) of such Net Cash Proceeds; provided, however, that, in the case of the sale, lease, transfer or other disposition of all of the capital stock of, or all or substantially all of the assets of, Minitec and/or Mechanical Products, such prepayment of then outstanding Advances in an amount equal to one-hundred percent (100%) of such Net Cash Proceeds shall be applied to reduce then outstanding Advances without any corresponding permanent reduction in the amount of the Revolving Credit Facility.

                  (iii) Within fifteen (15) days following the receipt of Net Cash Proceeds by any Loan Party or any of its Subsidiaries from any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Subsidiaries and not otherwise included in clause (ii) above, the Borrower shall prepay the then outstanding Advances in an amount equal to one hundred percent (100%) of such Net Cash Proceeds.

                  (iv) Each  prepayment  made  pursuant to clause  (i),  (ii) or
(iii) shall be applied to prepay the Facilities in the following manner: first, to prepay Letter of Credit Advances then outstanding until such Letter of Credit Advances are paid in full; second, to prepay Alternative Currency Letter of
Credit  Advances then  outstanding  until such  Alternative  Currency  Letter of
Credit Advances are paid in full; third, to prepay Swing Line Advances then outstanding until such Swing Line Advances are paid in full; fourth, to prepay Alternative Currency Revolving Credit Advances then outstanding until such
Alternative Currency Revolving Credit Advances are paid in full; fifth, to prepay Revolving Credit Advances then outstanding until such Revolving Credit Advances are paid in full; and sixth, deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit and Alternative Currency Letters of Credit then outstanding. The amount remaining (if any) after the required prepayment of the Advances then outstanding and the 100% cash collateralization of the aggregate Available Amount of Letters of Credit, including, without limitation, Existing Letters of Credit, and Alternative Currency Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being referred to herein as the "Reduction Amount") may be retained by the
Borrower. Upon the drawing of any Letter of Credit, including, without limitation, any Existing Letter of Credit, or any Alternative Currency Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or the Revolving Credit Lenders, as applicable. Upon the termination of all of the Commitments and the indefeasible payment in full of all Obligations, including, without limitation, termination or expiration of all Letters of Credit, including, without limitation, all Existing Letters of Credit, and all Alternative Currency Letters of Credit and the indefeasible payment in full of all Obligations in respect of all Letters of Credit, including, without limitation, all Existing Letters of Credit, and all Alternative Currency Letters of Credit funds, if any, then remaining on deposit in the L/C Cash Collateral Account shall be returned to the Borrower.

                  (v) The Borrower shall, within fifteen (15) days following the end of each month in each Fiscal Year, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal (i) the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day plus (ii) the Dollar Equivalent amount by which the aggregate Available Amount of all Alternative Currency Letters of Credit then outstanding exceeds the Alternative Currency Letter of Credit Facility on such Business Day.

         SECTION 2.07. Interest.

         (a) Scheduled Interest. The Borrower shall pay to the Administrative Agent, for the benefit of the Revolving Credit Lenders or Alternative Currency Revolving Credit Lenders, as appropriate, interest on the unpaid principal amount of each Advance owing to each Lender which has made such Advance from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Prime Rate Advances. During such periods as such Advance is a Prime Rate Advance, a rate per annum equal at all times to the sum of (x) the Prime Rate in effect from time to time plus (y) the Applicable Margin for such Advance in effect from time to time, payable in arrears monthly on the last day of each month during such periods and on the date such Prime Rate Advance shall be Converted or paid in full.

                  (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Advance plus (y) the Applicable Margin for such Advance in effect on the first day of such Interest Period plus (z) if such Advance is denominated in Pounds Sterling, the Additional Cost relating to such Advance for such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

         (b) Default Interest. Upon the occurrence and during the continuance of a Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above, and, in all other cases, on Prime Rate Advances pursuant to clause (a)(i) above.

         (c) Notice of Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a) or a Notice of Alternative Currency
Borrowing pursuant to Section 2.02(b), the Administrative Agent shall give notice to the Borrower and each appropriate Lender of the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or
(ii).

         SECTION 2.08. Fees.

         (a) Revolving Credit Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of the Lenders, a commitment fee, from the Closing Date in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Revolving Credit Termination Date, payable in arrears on the last Business Day of each March, June, September, and December, commencing June 30, 1998, and on the Revolving Credit Termination Date, at a rate per annum equal to the Applicable Margin then in effect for the Commitment Fee on the average daily Unused Revolving Credit Commitment of such Lender. For the purposes of this clause (a), (i) Swing Line Advances shall not constitute utilization of the Revolving Credit Commitments of the Revolving Credit Lenders and (ii) Alternative Currency Revolving Credit Advances shall not constitute utilization of the Revolving Credit Commitments of Revolving Credit Lenders which are not also Alternative Currency Revolving Credit Lenders.

         (b) Letter of Credit and  Alternative  Currency  Letter of Credit Fees.
(i) The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing June 30, 1998, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any Letter of Credit or Alternative Currency Letter of Credit, other than a Trade Letter of Credit, and on the Revolving Credit Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit, including, without limitation, all Existing Letters of Credit, and the average daily aggregate Available Amount during such quarter of all Alternative Currency Letters of Credit, in each instance, excluding all Trade Letters of Credit and outstanding from time to time at the rate per annum equal to the Applicable Margin then in effect for Eurodollar Advances under the Revolving Credit Facility. All fees payable under Section 2.08(b)(i), (ii) or (iii) in connection with any Letter of Credit or Alternative Currency Letter of Credit shall be payable in U.S. Dollars.

                  (ii) The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing June 30, 1998, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any Trade Letter of Credit (regardless of whether it is a Letter of Credit or an Alternative Currency Letter of Credit) and on the Revolving Credit Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Trade Letters of Credit (regardless of whether Letters of Credit or Alternative Currency Letters of Credit) outstanding from time to time, at a rate per annum equal to 0.25%.

                  (iii) The Borrower shall pay to the Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit and each Alternative Currency Letter of Credit as the Borrower and the Issuing Bank shall agree.

         (c) Administrative Agent's Fees. The Borrower shall pay to the Administrative Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

         SECTION 2.09.  Conversion of Advances.

         (a) Optional. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (Buffalo, New York time) on the third (3rd) Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.07 and 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Prime Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Prime Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.01(a), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(d) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the appropriate Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

         (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically Convert into Prime Rate Advances.

                  (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance.

                  (iii) Upon the occurrence and during the continuance of any Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

         (c) Alternative Currency Revolving Credit Advances. Notwithstanding the foregoing, Alternative Currency Revolving Credit Advances shall at all times be Eurodollar Rate Advances, must comply with all provisions of this Agreement applicable to Eurodollar Rate Advances and may not be converted by the Borrower into Prime Rate Advances.

         SECTION 2.10. Increased Costs, Etc.

         (a) If, due to either (i) the introduction of or any change in reserve requirements included in the Eurodollar Rate Reserve Percentage, or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining

Eurodollar Rate or Prime Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or Alternative Currency Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances or Alternative Currency Letter of Credit Advances (excluding for purposes of this
Section 2.10 any such increased costs resulting from (x) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (y) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that a Lender Party claiming additional amounts under this Section 2.10(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

         (b) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the amount of capital required or reasonably expected to be maintained by any Lender Party or any corporation controlling such Lender Party as a result of or based upon the existence of such Lender Party's commitment to lend or to issue Letters of Credit or Alternative Currency Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit or Alternative Currency Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit or Alternative Currency Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit or Alternative Currency Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

         (c) If, with respect to any Eurodollar Rate Advances under any Facility, Lenders owed at least 66-2/3 % of the then aggregate unpaid principal amount thereof notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance under any Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance and (ii) the obligation of the appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the

Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

         (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance under each Facility under which such Lender has a Commit-

ment will automatically, upon such demand, Convert into a Prime Rate Advance and
(ii) the obligation of the appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to find or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

         SECTION 2.11. Payments and Computations.

         (a) Except as otherwise specifically provided in this Agreement, the Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.15), not later than 11:00 A.M. (Buffalo, New York time) on the day when due in U.S. Dollars to the Administrative Agent at the Administrative Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

         (b) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each

Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding, including, without limitation, all Existing Letters of Credit then outstanding, and the Available Amount of all Alternative Currency Letters of Credit, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Administrative Agent shall direct.

         (c) The Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under a Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender Party any amount so due.

         (d) All computations of interest, fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

         (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate or, in the case of Alternative Currency Revolving Credit Advances only, at the Administrative Agent's applicable cost as determined by the Administrative Agent and notified by it to such Lender Party.

         SECTION 2.12. Taxes.

         (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Administrative Agent, net income taxes that are imposed by the United States and net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender Party or the
Administrative Agent by the state or foreign jurisdiction under the laws of which such Lender Party or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender Party by the state or foreign jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

         (c) The Borrower shall indemnify each Lender Party and the Administrative Agent for the full amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this
Section 2.12, imposed on or paid by such Lender Party or the Administrative Agent, as the case may be, and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, except with respect to any Lender Party or the Administrative Agent, as the case may be, for such a liability arising from such Lender Party's or the Administrative Agent's, as the case may be, willful misconduct or gross negligence. This indemnification shall be made within thirty (30) days from the date on which such Lender Party or the Administrative Agent, as the case may be, makes written demand specifying in reasonable detail the basis therefor.

         (d) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the
Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

         (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the

Assignment and Acceptance pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by the Borrower or the Administrative Agent (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with two original Internal Revenue Service forms 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

         (f) For any period with respect to which a Lender Party has failed to provide the Borrower with the appropriate form described in subsection (e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

         (g) Any Lender Party claiming any additional amounts payable pursuant to this Section 2.12 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

         SECTION 2.13. Sharing of Payments, Etc. If any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (i) on account of Obligations due and payable to such Lender Party hereunder or under the Notes at such time in excess of its ratable share (according to the proportion of (x) the amount of such Obligations due and payable to such Lender Party at such time to (y) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder or under the Notes at such time obtained by all the Lender Parties at such time or (ii) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (x) the amount of such Obligations owing to such Lender Party at such time to (y) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith notify the Administrative Agent thereof and purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and each such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (x) the purchase price paid to such Lender Party to (y) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (x) the amount of such other Lender Party's required repayment to (y) the total amount of such required repayments to the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered.

The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

         SECTION 2.14. Use of Proceeds. The proceeds of the Advances and issuances of Letters of Credit and Alternative Currency Letters of Credit shall be available, and the Borrower shall use such proceeds and Letters of Credit and Alternative Currency Letters of Credit solely (i) to finance the Acquisition,
(ii) to pay fees and expenses incurred in connection with the Acquisition, (iii) to refinance certain Existing Debt of the Borrower and LICO, and (iv) for general corporate purposes, including to finance acquisitions permitted under clause (B) of Section 5.02(d)(iii). Notwithstanding the foregoing or any other provision of this Agreement or any other Loan Document, Letters of Credit in face amounts not to exceed $5,000,000 in the aggregate may be issued by the Issuing Bank hereunder in support of the Existing Marine Midland Letters of Credit or otherwise for the benefit of Marine Midland in respect of the Existing Marine Midland Letters of Credit.

         SECTION 2.15. Defaulting Lenders. (a) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the

Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be a Prime Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (i) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (ii) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.

         (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent or any of the other Lender Parties and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents, payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lender Parties, in the following order of priority:

                  (i) first, to the Administrative Agent for any Defaulted Amount then owing to the Administrative Agent; and

                  (ii) second, to the Lender Parties for any Defaulted Amounts then owing to such Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such Lender Parties.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

         (c) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with Fleet, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Fleet's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such
Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

                  (i) first, to the Administrative Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent hereunder;

                  (ii) second, to the Lender Parties for any amount then due and payable by such Defaulting Lender to such Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such Lender Parties; and

                  (iii) third, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents in such manner as the Administrative Agent shall reasonably direct.

         (d) The rights and  remedies  against a  Defaulting  Lender  under this
Section 2.15 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.



                                   ARTICLE III

                              CONDITIONS OF LENDING

         SECTION 3.01. Conditions Precedent to Initial Extension of Credit. The obligation of each Lender to make an Advance or of the Issuing Bank to issue a Letter of Credit (other than the Existing Letters of Credit, which are already issued and outstanding on the date hereof) or an Alternative Currency Letter of Credit on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of each of the following conditions precedent before or concurrently with the Initial Extension of Credit:

         (a) The Administrative Agent shall have received on or before the day of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and the Lenders, and in sufficient copies (except for the Notes), for each Lender Party:

                  (i) The Revolving Credit Notes payable to the order of the Revolving Credit Lenders.

                  (ii) The Alternative Currency Notes payable to the order of the Alternative Currency Revolving Credit Lenders.

                  (iii) A security agreement in substantially the form of Exhibit F granting to the Administrative Agent, for the ratable benefit of the Lenders, a first and only priority security interest in all of the personal property and assets of the Borrower and each of its Domestic Significant Subsidiaries and such other Domestic Subsidiaries of the Borrower as the Administrative Agent may reasonably request and LICO and each of its Domestic Significant Subsidiaries and such other Domestic Subsidiaries of LICO as the Administrative Agent may reasonably request (together with each other security agreement delivered pursuant to Section 5.01(m), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, each a "Security Agreement"), duly executed by the Borrower and each of such of its Subsidiaries and LICO and each of such of its Subsidiaries, together with:

                           (A) acknowledgment copies or stamped receipt copies of proper financing statements, duly filed before the day of the Initial Extension of Credit (or other confirmation reasonably satisfactory to the Administrative Agent of such filing) under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement;

                           (B) completed requests for information, dated on or before the date of the Initial Extension of Credit, listing the financing statements referred to in clause (A) above and all other effective financing statements filed in the jurisdictions referred to in clause (A) above that name the Borrower or any of its Subsidiaries or LICO or any of its Subsidiaries as debtor, together with copies of such other financing statements;

                           (C) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby;

                           (D) evidence of the insurance required by the terms of the Security Agreement;

                           (E) copies of the Assigned Agreements, if any, referred to in the Security Agreement, together with a consent to such assignments, if any, in substantially the form of Exhibit C to the Security Agreement, duly executed by each party to such Assigned Agreements other than the Borrower;

                           (F) certificates representing the Pledged Shares referred to in the Security Agreement, accompanied by undated stock powers executed in blank; and

                           (G) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority liens and security interests created under the Security Agreement has been taken.

                  (iv) An intellectual property security agreement in substantially the form of Exhibit G hereto granting to the Administrative Agent for the ratable benefit of the Lenders a first and only priority security interest in all of the intellectual property of the Borrower and each of its Domestic Significant Subsidiaries and such other Domestic Subsidiaries of the Borrower as the Administrative Agent shall reasonably request, and LICO and each of its Domestic Significant Subsidiaries and such other Domestic Subsidiaries of LICO as the Administrative Agent shall reasonably request (together with each other intellectual property security agreement delivered pursuant to Section 5.01(m), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, each an "Intellectual Property Security Agreement"), duly executed by the Borrower and each of  such  of  its  Subsidiaries  and  LICO  and  each  of  such  of its
         Subsidiaries,   together   with  evidence  that  all  action  that  the
         Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority liens and security interests created under the Intellectual Property Security Agreement has been taken.

                  (v) A guaranty in substantially the form of Exhibit H hereto (as hereafter amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Guaranty"), duly executed by each Domestic Significant Subsidiary of the Borrower or LICO and each such other Domestic Subsidiary of the Borrower or LICO as the Administrative Agent may reasonably request.

                  (vi) Certified copies of (A) resolutions of the Board of Directors of the Borrower and each other Loan Party approving this Agreement, the Notes, the Acquisition, the LICO Stock Purchase Agreement, the Senior Subordinated Notes, and each other Loan Document, Acquisition Document and Senior Subordinated Note Document to which it is or is to be a party, and all of the transactions contemplated hereby or thereby, including, without limitation, the Acquisition and the offering of the Senior Subordinated Notes, and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Agreement, the Notes, the Acquisition, the LICO Stock Purchase Agreement, the Senior Subordinated Notes, the Senior Subordinated Note Indenture, and each other Loan Document, Acquisition Document and Senior Subordinated Note Document, and all of the transactions contemplated hereby or thereby, including, without limitation, the Acquisition and the offering of the Senior Subordinated Notes.

                  (vii) A copy of the charter of the Borrower, LICO and each other Loan Party and each amendment thereto, certified (as of a date reasonably near the date of the Initial Exten-

sion of Credit) by the Secretary of State of the jurisdiction of its incorporation as being a true and correct copy thereof.

                  (viii) A copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated within five (5) Business Days of the date of the Initial Extension of Credit, listing the charter of the Borrower, LICO and each other Loan Party and each amendment thereto on file in its office and certifying that (A) such amendments are the only amendments to the Borrower's, LICO's or such other Loan Party's charter on file in its office,
(B) the Borrower, LICO and each other Loan Party have paid all franchise taxes to the date of such certificate and (C) the Borrower, LICO and each other Loan Party are duly incorporated and in good standing under the laws of the State of the jurisdiction of its incorporation.

                  (ix) A copy of a certificate of the Secretary of State of each State listed on Schedule 3.01(a)(ix), dated reasonably near the date of the Initial Extension of Credit, stating that the Borrower, LICO and each other Loan Party are duly qualified and in good standing as foreign corporations in such State and have filed all annual reports required to be filed to the date of such certificate.

                  (x) A certificate of the Borrower, LICO and each other Loan Party signed on behalf of the Borrower, LICO or such other Loan Party, as the case may be, by a Responsible Officer and the Secretary or an Assistant Secretary of the Borrower, LICO or such other Loan Party, as the case may be, dated the date of the Initial Extension of Credit (the statements made in such certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the charter of the Borrower, LICO or such other Loan Party since the date of the Secretary of State's certificate referred to in Section 3.01(a)(viii), (B) a true and correct copy of the bylaws of the Borrower, LICO and each other Loan Party as in effect on the date of the Initial Extension of Credit, (C) the due incorporation and good standing of the Borrower, LICO and each other Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower, LICO or any other Loan Party, (D) the truth of the representations and warranties contained in any Pre-Commitment Information, the Loan Documents, the Acquisition Documents and the Senior Subordinated Note Documents as though made on and as of the date of the Initial Extension of Credit and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

                  (xi) A certificate of the Secretary or an Assistant Secretary of each of the Borrower, LICO and each other Loan Party certifying the names and true signatures of the officers of the Borrower, LICO and each other Loan Party authorized to sign this Agreement, the Notes, each other Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

                  (xii) Such financial, business and other information regarding the Borrower, LICO, each other Loan Party and each such Person's Subsidiaries as any of the Lender Parties shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, Environmental Actions, Environmental Permits, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, audited annual financial statements dated March 31, 1997 (September 30, 1997, in the case of LICO and its Subsidiaries), interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lender Parties' due diligence review reveals material changes since such financial statements, as of a later date within thirty (30) days of the day of the Initial Extension of Credit), pro forma financial statements as to the Borrower, LICO and each of the other Loan Parties and forecasts prepared by management the Borrower, all in form and substance reasonably satisfactory to the Lender Parties.

                  (xiii)   A Notice of Borrowing.

         (b) The Lender Parties shall be satisfied with the corporate and legal structure and capitalization of the Borrower, each Guarantor and each Foreign Significant Subsidiary, including, without limitation, the terms and conditions of the charter, by-laws and each class of capital stock of the Borrower, each such Guarantor and each such Foreign Significant Subsidiary and of each agreement or instrument relating to such structure or capitalization.

         (c) The Lender Parties shall be satisfied that all Existing Debt, other than the Debt identified on Schedule 4.01(aa) (the "Surviving Debt"), has been (or, upon consummation of the Acquisition, will be) prepaid, repaid, redeemed or defeased in full or otherwise satisfied and extinguished, that all Liens in respect thereof have been (or, upon consummation of the Acquisition, will be) terminated and released and that all such Surviving Debt shall be on terms and conditions satisfactory to the Lender Parties.

         (d) There shall have occurred no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of either (i) the Borrower and its Subsidiaries, taken as a whole, since March 31, 1997, or (ii) LICO and its Subsidiaries, taken as a whole, since September 30, 1997.

         (e) There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental or regulatory agency or authority that (i) could reasonably be expected to (A) have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the

Borrower and its Subsidiaries, taken as a whole, or LICO and its Subsidiaries, taken as a whole, (B) adversely affect the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents or (C) adversely affect the rights and remedies of the Administrative Agent and the Lender Parties under the Loan Documents or (ii) purports to adversely affect any aspect of the Transactions or the Facilities.

         (f) All governmental and third party consents and approvals necessary in connection with each aspect of the Acquisition, the Senior Subordinated Notes (including, without limitation, the offering thereof), and the Facilities shall have been obtained (without the imposition of any conditions that are not acceptable to the Initial Lenders) and shall remain in effect; all applicable waiting periods shall have expired without any adverse action being taken by any competent authority; and no law or regulation shall be applicable in the reasonable judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon any aspect of the Acquisition, the Senior Subordinated Notes (including, without limitation, the offering thereof) or the Facilities.

         (g)  The  Lender   Parties   shall  have   completed  a  due  diligence
investigation of LICO and its Subsidiaries in scope, and with results, satisfactory to the Lender Parties; the Borrower and each of the Guarantors shall have given the Administrative Agent such access to their respective books and records as the Administrative Agent may have requested in order to carry out its investigations, appraisals and analyses, and the Lenders shall have received all additional financial, business and other information regarding the Borrower, LICO and their respective Subsidiaries and properties as they shall have reasonably requested. All of the information provided by or on behalf of the Borrower or any of its Subsidiaries or by or on behalf of LICO or any of its Subsidiaries to the Administrative Agent or the Lender Parties prior to February 26, 1998 (the "Pre-Commitment Information") shall be true and correct in all material aspects, and no development or change shall have occurred, and no additional information shall have come to the attention of the Administrative Agent or the Lenders, that (i) has resulted in or could reasonably be expected to result in a material change in, or material deviation from, the Pre-Commitment Information or (ii) has had or could reasonably be expected to have a Material Adverse Effect.

         (h) The Borrower shall have delivered a letter, in form and substance satisfactory to the Administrative Agent, attesting to the Solvency (as hereinafter defined) of the Borrower, individually and together with its Subsidiaries, taken as a whole, immediately before and immediately after giving effect to the Acquisition and the offering of the Senior Subordinated Notes, from its chief financial officer. As used herein, the term "Solvency" of any person means (i) the fair value of the property of such person exceeds its total liabilities (including, without limitation, contingent liabilities), (ii) the present fair saleable value of the assets of such person is not less than the amount that will be required to pay its probable liability on its debts as they become absolute and matured, (iii) such person does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) such person is not engaged, and is not about to engage, in business or a transaction for which its property would constitute an unreasonably small capital.

         (i) The Borrower shall have demonstrated to the Administrative Agent's reasonable satisfaction (i) whether the operations of the Borrower and its Subsidiaries and LICO and its

Subsidiaries comply in all material respects with applicable Environmental Laws and health and safety statutes and regulations, including, without limitation, regulations promulgated under the Federal Resource Conservation and Recovery Act; (ii) whether such operations are the subject of any Environmental Actions requiring an expenditure which could have a Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole, or, in the case of LICO or any of its Subsidiaries, LICO and its Subsidiaries, taken as a whole, to respond to such Environmental Actions; (iii) whether the Borrower, any of the Guarantors or any Foreign Significant Subsidiary has or could reasonably be expected to have any contingent liability which could have a Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole, or, in the case of LICO or any of its Subsidiaries, LICO and its Subsidiaries, taken as a whole, in connection with any Environmental Action; (iv) that the Borrower, LICO and their respective Subsidiaries have complied in all material respects with applicable Environmental Laws; and (v) that the Borrower has completed such environmental investigations as the Administrative Agent may request with respect to the operations of the Borrower and its Subsidiaries and LICO and its Subsidiaries and such investigations have not uncovered any condition or conditions which could reasonably be expected to have a Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole, or, in the case of LICO or any of its Subsidiaries, LICO and its Subsidiaries, taken as a whole.

         (j) The Lenders shall be satisfied that (i) the Borrower and its Subsidiaries will be able to meet their respective obligations under all employee and retiree welfare plans, (ii) the employee benefit plans of the Borrower and its Subsidiaries and of LICO and its Subsidiaries are, in all material respects, funded in accordance with the minimum statutory requirements,
(iii) no material "reportable event" (as defined in ERISA, but excluding events for which reporting has been waived) has occurred as to any such employee benefit plan and (iv) no termination of, or withdrawal from, any such employee benefit plan, including, without limitation, any Multiemployer Plan, has occurred or is contemplated that could reasonably be expected to result in a material liability. The Borrower shall have delivered to the Administrative Agent copies of each employment agreement and each other compensation agreement or arrangement with any officer of the Borrower, LICO or any other Loan Party.

         (k) The Lenders shall be satisfied with the amount, types and terms and conditions of all insurance maintained by or, after giving effect to the consummation of the Acquisition, to be maintained by, the Borrower and its Subsidiaries, and the Lenders shall have received endorsements naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as applicable, under all insurance policies to be maintained with respect to the properties of the Borrower and its Subsidiaries forming any part of the Lenders' Collateral under the Security Agreement and the other Loan Documents.

         (l) The Lenders shall have received satisfactory opinions of counsel for the Borrower and Guarantors, and of local and special counsel, to the extent requested by the Administrative Agent, as to the transactions contemplated hereby.

         (m) There shall exist no Default or Event of Default under any of the Loan Documents, and all legal matters incident to the Initial Extension of Credit shall be satisfactory to counsel for the Administrative Agent.

         (n) All accrued fees and expenses of the Administrative Agent and the Lenders (including the fees and expenses of counsel for the Administrative Agent and local counsel for the Administrative Agent) shall have been paid.

         (o) The final terms and conditions of the Acquisition (i) shall be as described in this Agreement and otherwise consistent with the description thereof received in writing as part of the Pre-Commitment Information and (ii) shall be otherwise satisfactory to the Administrative Agent and Lenders. All documentation relating to the Acquisition shall be in form and substance satisfactory to the Administrative Agent. The Acquisition shall have been consummated for aggregate consideration not in excess of $155,000,000, all in accordance with the terms of the LICO Stock Purchase Agreement (such Agreement to be in form and substance acceptable to the Administrative Agent), without any waiver or amendment of any material term or condition contained therein not consented to by the Administrative Agent and in compliance with all applicable laws and all necessary approvals, and the Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, of such consummation.

         (p) The final terms and conditions of the Senior Subordinated Notes shall be in form and substance satisfactory to the Administrative Agent and Lenders. All of the Senior Subordinated Note Documents, including the prospectus and the Senior Subordinated Note Indenture, shall be in form and substance satisfactory to the Administrative Agent and Lenders. The Senior Subordinated Notes shall be general unsecured obligations of the Borrower, fully subordinated to all Obligations under this Agreement and the other Loan Documents on terms and pursuant to documentation acceptable to the Administrative Agent and Lenders. The net proceeds of the offering of the Senior Subordinated Notes shall be at least $190,000,000, and the entire net proceeds of the offering of the Senior Subordinated Notes shall have been received by the Borrower and used by the Borrower, together with proceeds of the Revolving Credit Facility, to finance the Acquisition, to pay fees and expenses and to refinance existing indebtedness, including, without limitation, the Existing Credit Agreement and other Existing Debt, all in amounts and on terms acceptable to the Administrative Agent and Lenders.

         (q) All Advances made under this Agreement  shall be in full compliance
with  all  applicable  requirements  of  law,  including,   without  limitation,
Regulations G, T, U and X.

         (r) The Administrative Agent shall have received a duly executed and delivered counterpart of landlord waivers from all landlords and leasehold mortgage holders with respect to any Inventory located at a location that is not owned by the Borrower, as deemed necessary or desirable in the Administrative Agent's sole discretion, to preserve or otherwise in respect of the Administrative Agent's rights in Collateral.

         (s) The Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request, and all legal matters incident to such Borrowing shall be satisfactory to the Administrative Agent.

         SECTION 3.02. Conditions Precedent to Each Borrowing and Issuance. The obligation of each appropriate Lender to make an Advance (other than a Revolving Credit Advance made by a Revolving Credit Lender pursuant to Section 2.02(b), a Letter of Credit Advance made by the Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c), an Alternative

Currency Letter of Credit Advance made by Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(d) and a Swing Line Advance made by a Revolving Credit Lender pursuant to Section 2.02(c)), and the obligation of the Issuing Bank to issue a Letter of Credit or an Alternative Currency Letter of Credit (including the initial issuance thereof) or renew a Letter of Credit or an Alternative Currency Letter of Credit and the right of the Borrower to request the issuance or renewal of a Letter of Credit or an Alternative Currency Letter of Credit, shall each be subject to the further conditions precedent that on the date of each such Borrowing or issuance or renewal:

         (a) Each of the conditions precedent listed in Section 3.01 shall have been satisfied or waived in accordance with this Agreement.

         (b) The following statements shall be true and the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower, dated the date of such Borrowing or issuance or renewal, stating that (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing or Notice of Issuance or Notice of Renewal and the acceptance by the Borrower of the proceeds of a Borrowing or of a Letter of Credit or the renewal of a Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or issuance or renewal such statements are true):

                  (i) the representations and warranties contained in each Loan Document are correct on and as of such date, before and after giving effect to such Borrowing or issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or renewal or from the application of the proceeds therefrom, that consti-

tutes a Default; and

                  (iii) for each Revolving Credit Advance, Alternative Currency Revolving Credit Advance, Swing Line Advance made by the Swing Line Bank or issuance or renewal of any Letter of Credit or Alternative Currency Letter of Credit, the Revolving Credit Facility exceeds the aggregate principal amount of the Revolving Credit Advances plus the Assigned Dollar Value of Alternative Currency Revolving Credit Advances plus Swing Line Advances plus Letter of Credit Advances plus the Assigned Dollar Value of Alternative Currency Letter of Credit Advances plus the aggregate Available Amount of all Letters of Credit and Alternative Currency Letters of Credit, in each instance, then outstanding after giving effect to such Advance or issuance or renewal, respectively.

         (c) for each Alternative Currency Revolving Credit Advance or issuance or renewal of any Alternative Currency Letter of Credit, the Alternative Currency Revolving Credit Facility exceeds the aggregate principal amount of the Assigned Dollar Value of Alternative Currency Revolving Credit Advances plus Alternative Currency Letter of Credit Advances plus the aggregate Available Amount of all Alternative Currency Letters of Credit, in each instance, then outstanding after giving effect to such Advance or issuance or renewal, respectively.

         (d) The Administrative Agent shall have received such other approvals, opinions or documents as any appropriate Lender through the Administrative Agent may reasonably request, and all legal matters incident to such Borrowing or issuance of such Letter of Credit shall be satisfactory to counsel for the Administrative Agent.

         SECTION  3.03.  Determinations  Under  Section  3.01.  For  purposes of determining compliance with the conditions specified in Section 3.0l, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Lender Party prior to the Initial Extension of Credit, specifying its objection thereto.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


         SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

         (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

         (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the Closing Date, after giving effect to the Borrower's satisfaction of the conditions precedent set forth in Section 3.01(o) of this Agreement, and as to each such Subsidiary, the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock of all of such Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created under the Collateral Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect, and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

         (c) The execution, delivery and performance by each Loan Party of this Agreement, the Notes, each other Loan Document, each Acquisition Document to which it is or is to be a party, and each Senior Subordinated Note Document to which it is or is to be a party, and the consummation of the Acquisition and the offering of the Senior Subordinated Notes, and the consummation of the other transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

         (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes, any other Loan Document, any Acquisition Document to which it is or is to be a party, or any Senior Subordinated Note Document to which it is or is to be a party, or for the consummation of the Acquisition or the offering of the Senior Subordinated Notes, or the consummation of the other transactions contemplated hereby or thereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first and only priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d), all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Acquisition and the other transactions contemplated hereby or thereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Acquisition, the offering of the Senior Subordinated Notes or the transactions contemplated hereby or thereby or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

         (e) This Agreement, each of the Notes, each other Loan Document, each Acquisition Document and each Senior Subordinated Note Document has been, or when delivered hereunder will have been, duly executed and delivered by each Loan Party thereto. This Agreement, each of the Notes, each other Loan Document, each Acquisition Document and each Senior Subordinated Note Document has been, or when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

         (f) (i) The Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at March 31, 1997, and the related Consolidated and consolidating statements of income and Consolidated and consolidating statements of cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by (in the case of such Consolidated financial statements) an opinion of Ernst & Young LLP, independent public accountants, and the Consolidated balance sheets of the Borrower and its Subsidiaries as at June 30, 1997, September 30, 1997 and December 31, 1997 and the related Consolidated statements of income and Consolidated statements of cash flows of the Borrower and its Subsidiaries for the periods then ended, duly certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheets as at June 30, 1997, September 30, 1997 and December 31, 1997 and said statements of income and cash flows for each of the periods then ended, to normal year-end audit adjustments, the Consolidated (and, with respect to the balance sheets dated March 31, 1997, consolidating) financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated (and, with respect to the statements of income dated March 31, 1997, consolidating) results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis, and, since March 31, 1997, there has been no Material Adverse Change.

                  (ii) The consolidated and consolidating balance sheets of LICO and its Subsidiaries as at September 30, 1997, and the related consolidated and consolidating statements of income and consolidated and consolidating statements of cash flows of LICO and its Subsidiaries for the fiscal year then ended, accompanied by (in the case of such consolidated financial statements) the opinion of Ernst & Young LLP, independent public accountants, and the consolidated balance sheet of LICO and its Subsidiaries as at December 31, 1997 and the related consolidated statement of income and consolidated statement of cash flows of LICO and its Subsidiaries for the three months then ended, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheet as at December 31, 1997 and said statements of income and cash flows for the period then ended, to normal year-end audit adjustments, the consolidated (and, with respect to the balance sheets dated September 30, 1997, consolidating) financial condition of LICO and its Subsidiaries as at such dates and the consolidated (and, with respect to the statements of income dated September 30, 1997, consolidating) results of operations of LICO and its Subsidiaries for the period ended on such date, all in accordance with GAAP applied on a consistent basis, and since September 30, 1997, there has been no Material Adverse Change.

         (g) The Consolidated pro forma balance sheet of the Borrower and its Subsidiaries as at the date on which the Acquisition is consummated, and the related Consolidated pro forma statement of income and cash flows of the Borrower and its Subsidiaries for the period then ended, certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender Party, fairly present the Consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated pro forma results of operations of the Borrower and its Subsidiaries for the period ended on such date, in each case after giving effect to the Acquisition, the offering of the Senior Subordinated Notes (and the receipt and application by the Borrower of the net proceeds therefrom) and the other transactions contemplated hereby and thereby, all in accordance with GAAP.

         (h) None of the Pre-Commitment Information or any information, exhibit or report furnished by any Loan Party to the Administrative Agent or any Lender Party in connection with the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

         (i) Except as set forth on Schedule 4.01(i) hereto, there is no action, suit, investigation, litigation or proceeding affecting the Borrower, LICO, any other Loan Party or any of their respective Subsidiaries, including, without limitation, any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that could reasonably be expected to have a Material Adverse Effect, and there has been no material adverse change in the status, or financial effect on any Loan Party or any of its Subsidiaries, of any of the litigation disclosed on Schedule 4.01(i) from the description thereof set forth on such Schedule 4.01(i).

         (j) Neither the Borrower nor LICO nor any of their respective Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

         (k) Except as set forth on Schedule 4.01(k) hereto, none of the Borrower, LICO or any of their ERISA Affiliates maintains or has maintained any Plans or Multiemployer Plans. Set forth on Schedule 4.01(k) is a complete and accurate list of all Welfare Plans and all defined contribution plans in respect of which any Loan Party could have liability.

         (l) Except as set forth in the financial statements referred to in this
Section 4.01 and in Section 5.03, none of the Borrower, LICO, any of the other Loan Parties or any of their respective Subsidiaries has any material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

         (m) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

         (n) The operations and properties of each Loan Party and each of its Subsidiaries comply in all known material respects with all applicable Environmental Laws and Environmental Permits, all known past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs that could reasonably be expected to have a Material Adverse Effect, and no circumstances exist that could reasonably be expected to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could reasonably be expected to have a Material Adverse Effect or (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

         (o) Except as disclosed in the environmental assessment reports listed on Schedule 4.01(o) hereto and except for any or all disclosures which would not either individually or in the aggregate be material to the Borrower or any other Loan Party, (i) none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no and, to the best of its knowledge, never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or, to the best of its knowledge, have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; (iii) there is no friable asbestos or friable asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and (iv) Hazardous Materials have not been released, discharged or disposed of on any property currently owned or operated by any Loan Party or any of its Subsidiaries, or any property formerly owned or operated by any Loan Party or any of its Subsidiaries or, to the best of its knowledge, any property owned or operated or formerly owned or operated by LICO or any of its Subsidiaries.

         (p) Except as disclosed on Schedule 4.01(o), neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or Remedial, Response or Removal action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law that could reasonably be expected to have a Material Adverse Effect; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently owned or operated by any Loan Party or any of its Subsidiaries or any property formerly owned or operated by any Loan Party or any of its Subsidiaries or, to the best of its knowledge, any property owned or operated or formerly owned or operated by LICO or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

         (q) Except as set forth on Schedule 4.01(q), neither any Loan Party nor any of its Subsidiaries nor LICO nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could reasonably be expected to have a Material Adverse Effect.

         (r) The Collateral Documents create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a valid and perfected first priority security interest in the Collateral (which Collateral includes all of the assets and personal property, whether now owned or hereafter acquired and all of the products and proceeds of any of the foregoing, of the Borrower and each Guarantor, and all of the outstanding capital stock of each of the Borrower's Domestic Subsidiaries and such of the Borrower's Foreign Subsidiaries as are listed on Schedule 4.01(r)), securing the payment of the Obligations, and all filings and other actions necessary or reasonably desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or expressly permitted under the Loan Documents.

         (s) Each Loan Party and each of its Subsidiaries has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

         (t) Set forth on Schedule 4.01(t) is a complete and accurate list of each taxable year of each Loan Party and each of its Subsidiaries for which Federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open Year").

         (u) There is no unpaid amount of adjustments to the Federal income tax liability of each Loan Party and each of its Subsidiaries proposed by the Internal Revenue Service with respect to Open Years. No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (v) There is no unpaid amount of adjustments to the state, local and foreign tax liability of each Loan Party and its Subsidiaries proposed by any state, local or foreign taxing authorities (other than amounts arising from adjustments to Federal income tax returns). No issues have been raised by such taxing authorities that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (w) Except to the extent effected by the consummation of the Acquisition, no "ownership change" as defined in Section 382(g) of the Internal Revenue Code, and no event that would result in the application of the "separate return limitation year" or "consolidated return change of ownership" limitations under the Federal income tax consolidated return regulations, has occurred with respect to any Loan Party.

         (x) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the Acquisition or the other transactions contemplated hereby or thereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder or any takeover, disclosure or other federal, state or foreign securities law or Regulations G, T, U or X of the Federal Reserve Board. The Borrower is not subject to regulation under any federal, state or foreign statute or regulation which limits its ability to incur Debt.

         (y)  Each  Loan  Party  is,   individually   and   together   with  its
Subsidiaries, Solvent.

         (z) Set forth on Schedule 4.01(z) is a complete and accurate list of all Existing Debt the principal amount of which is greater than $1,000,000 (other than Surviving Debt), showing as of the date hereof the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

         (aa) Set forth on Schedule 4.01(aa) is a complete and accurate list of all Surviving Debt the principal amount of which is greater than $1,000,000, showing as of the date hereof the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

         (bb) Set forth on Schedule 4.01 (bb) is a complete and accurate list of all real property owned by any Loan Party or any of its Subsidiaries or in which any Loan Party has an interest as a contract vendee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book and estimated fair value thereof. Each Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Permitted Liens.

         (cc) Set forth on Schedule 4.01(cc) is a complete and accurate list of all leases of real property under which any Loan Party or any of its Subsidiaries is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. To the best knowledge of each Loan Party, each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

         (dd) Set forth on Schedule 4.01(dd) is a complete and accurate list of all Material Contracts of each Loan Party and its Subsidiaries, showing as of the date hereof the parties, subject matter and term thereof. Except as could not reasonably be expected to have a Material Adverse Effect, each such Material Contract has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified, is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms. There exists no material default under any Material Contract by the Borrower, LICO or any of their respective Subsidiaries party thereto and, to the best knowledge of each Loan Party, there exists no default under any Material Contract by any other party thereto.

         (ee) Set forth on Schedule 4.01(ee) is a complete and accurate list of all Investments in excess of $1,000,000 held by any Loan Party or any of its Subsidiaries, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

         (ff) Set forth on Schedule 4.01(ff) is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Loan Party or any of its Subsidiaries, showing as of the date hereof the jurisdiction in which registered, the registration number, the date of registration and the expiration date. Each Loan Party and each of their respective Subsidiaries owns or has rights to use all patents, trademarks, trade names, service marks, copyrights and other intellectual property necessary to conduct its business as now or heretofore conducted by it or proposed to be conducted by it. Each Loan Party and each of their respective Subsidiaries conducts its business and affairs without infringement of or interference with any patent, trademark, trade name, service mark, copyright or other intellectual property of any other Person.

         (gg) Each Acquisition Document and each Senior Subordinated Note Document to which the Borrower or any of its Subsidiaries is a party has been duly executed and delivered by the Borrower or such Subsidiary, as the case may be, and, to the best knowledge of the Borrower, each Acquisition Document and each Senior Subordinated Note Document has been duly executed and delivered by the parties thereto other than the Borrower and its Subsidiaries and is in full force and effect. The representations and warranties of the Borrower and each of its Subsidiaries contained in each Acquisition Document and each Senior Subordinated Note Document to which the Borrower or such Subsidiary, as the case may be, is a party are true and correct in all material respects on the date hereof and will be true and correct in all material respects on the Closing Date, as if made on such date, and the Administrative Agent and each Lender Party shall be entitled to rely upon such representations and warranties with the same force and effect as if they were incorporated in this Agreement and made to the Administrative Agent and each Lender Party directly as of the date hereof and the Closing Date. To the best knowledge of the Borrower and each of its Subsidiaries, the representations and warranties of each other party, including, without limitation, in the case of the Acquisition Documents, LICO, to each Acquisition Document and each Senior Subordinated Note Document contained therein are true and correct in all material respects on the date hereof and will be true and correct on the Closing Date as if made on such date.

         (ii) Except for the fees to be paid to the initial purchasers in accordance with the Senior Subordinated Note Documents (which fees are fully disclosed in the prospectus used in connection with the offering and sale of the Senior Subordinated Notes), no broker's or finder's fees or commissions or any similar fees or commissions will be payable by the Borrower or any Subsidiary with respect to the incurrence and maintenance of the Obligations, any other transaction contemplated by the Loan Documents, the Acquisition Documents or the Senior Subordinated Note Documents or any services rendered in connection with any such transactions. The Borrower hereby covenants and agrees to indemnify the Administrative Agent and each Lender Party against and hold the Administrative Agent and each Lender Party harmless from any claim, demand or liability for broker's or finder's fees or similar fees or commissions, including, without limitation, those of the initial purchasers under the Senior Subordinated Note Documents and those of any financial advisors to LICO, incurred or alleged to have been incurred in connection with any of the transactions contemplated hereby, by the Acquisition Documents or by the Senior Subordinated Note Documents.

         (hh) For as long as any Senior Subordinated Notes, or guaranties executed in connection therewith, remain outstanding, all principal and interest in respect of the Advances, and all other Obligations under this Agreement or any other Loan Document, including, without limitation, (i) Obligations to pay charges, expenses, fees, attorneys' fees and disbursements, indemnities, Letter of Credit and Alternative Currency Letter of Credit commissions and other amounts payable by the Borrower and/or any of the other Loan Parties under this Agreement or any other Loan Document, (ii) all liabilities and other Obligations arising out of, based upon or relating to Existing Letters of Credit or any other Letters of Credit or any Alternative Currency Letters of Credit, and (iii) all Obligations to reimburse any amounts in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of any Loan Party, constitute Senior Debt (as defined in the Senior Subordinated
Note Indenture) and Designated Senior Debt (as defined in the Senior Subordinated Note Indenture). As such, all of the Obligations (and the Administrative Agent and Lenders) are entitled to the benefits of each of the subordination and other provisions contained in the Senior Subordinated Note Documents which are available in respect of Senior Debt and Designated Senior Debt (and to the holders thereof), and each of such subordination and other provisions is in full force and effect and enforceable in accordance with its terms.


                                    ARTICLE V

                 COVENANTS OF THE BORROWER AND THE SUBSIDIARIES

         SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit or Alternative Currency Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

         (a) Compliance with Law. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA.

         (b) Payment of Taxes, Etc. Timely pay and discharge, and cause each of its Subsidiaries to timely pay and discharge, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that the Borrower and its Subsidiaries shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against the Borrower or any of its Subsidiaries; and, provided, further, that, if such Lien, individually and in the aggregate with all such other Liens, does not secure more than $250,000 of taxes, assessments, charges and claims, such Lien may be paid within three
(3) Business Days after the Borrower or such Subsidiary, as the case may be, obtains knowledge thereof.

         (c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits reasonably necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that the Borrower and its Subsidiaries shall not be required to undertake any such cleanup, Removal, Remedial or Response action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves as reasonably determined by the Administrative Agent are being maintained with respect to such circumstances.

         (d) Preparation of Environmental Reports. The Borrower agrees that the Administrative Agent may, upon reasonable prior notice, from time to time in its reasonable discretion, retain, in consultation with the Borrower and at the Borrower's expense, an independent professional consultant to prepare environmental site assessment reports for the Borrower or any of its Subsidiaries and/or to review any report (other than a report properly subject to attorney-client privilege) relating to Hazardous Materials prepared by or for the Borrower and, upon a reasonable belief that the Borrower or any of its Subsidiaries has breached any covenant or representation with respect to environmental matters or that there has been a material violation of Environmental Laws by the Borrower or one of its Subsidiaries, the Administrative Agent may conduct its own investigation of such matter at any facility or property currently owned, leased, operated or used by the Borrower or one of its Subsidiaries and the Borrower agrees to use its best efforts to obtain permission for the Administrative Agent's professional consultant to conduct its own investigation of any such matter at any facility or property previously owned, leased, operated or used by the Borrower or one of its Subsidiaries. The Borrower and its Subsidiaries hereby grant to the Administrative Agent, its employees, consultants and contractors, the right to enter into or onto the facilities or properties currently owned, leased, operated or used by the Borrower or its Subsidiaries upon reasonable notice to the Borrower to perform such assessments on such property as are reasonably necessary to conduct such a review and/or investigation. Any such investigation of any such facility or property shall be conducted, unless otherwise agreed to by the Borrower and the Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at any facility or property or to cause any damage or loss to any facility or property. The Borrower and the Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of the Administrative Agent will be obtained and shall be reasonably used by the Administrative Agent and Lender Parties for the purpose of internal credit decisions to monitor and police the Advances and/or protect the Administrative Agent's and Lender Parties' security interests in the Collateral and shall not be used by the Administrative Agent or Lender Parties for any other purpose except as otherwise expressly set forth in this Agreement. The Administrative Agent and Lender Parties acknowledge and agree that any such report and any information or data gleaned from or based upon any such report or investigation conducted by the Administrative Agent, by the Borrower or by both the Administrative Agent and Borrower acting in cooperation hereunder, is and will be considered Confidential Information for the purposes of this Agreement. The Administrative Agent agrees to deliver a copy of any such report to the Borrower with the understanding that the Borrower acknowledges and agrees that
(i) the Borrower will indemnify and hold harmless the Administrative Agent and each Lender Party from any costs, losses or liabilities relating to the Borrower's use of or reliance on such report and (ii) neither the Administrative Agent nor any Lender Party makes any representation or warranty with respect to such report.

         (e) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

         (f) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises.

         (g) Visitation Rights. (i) At any reasonable time and from time to time, upon reasonable notice, permit the Administrative Agent or any agents or representatives thereof, together with no more than three (3) designated representatives of the Required Lenders, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of the Borrower and its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any such Subsidiaries with any of their officers or directors.

                  (ii) In the case of the Borrower, meet at least once each calendar year (and more frequently if the Administrative Agent so requests) with representatives of the Adminis-

trative Agent and the Lender Parties to discuss the affairs, finances and accounts of the Borrower and the Subsidiaries.

                  (iii) If a Default or Event of Default has occurred and is continuing, permit the Administrative Agent, on behalf of the Lender Parties, to conduct such commercial finance examinations and/or Collateral audits of the Borrower and its Subsidiaries as the Administrative Agent may reasonably request. Such commercial finance examinations and Collateral audits shall be conducted, in accordance with the Administrative Agent's instructions and protocol, by, at the Administrative Agent's election, either Ernst & Young LLP or any other Person reasonably selected by the Administrative Agent.

         (h) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with GAAP.

         (i) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are reasonably necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

         (j) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (k) Performance of Material Contracts. Perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms and provisions of each Material Contract to be performed or observed by it, maintain, and cause each of its Subsidiaries to maintain, each such Material Contract in full force and effect, and enforce, and cause each of its Subsidiaries to enforce, each such Material Contract in accordance with its terms.

         (l) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such

Subsidiary than it would obtain in a comparable arms-length transaction with a Person not an Affiliate.

         (m) Agreement to Grant Additional Security. (i) Promptly, and in any event within thirty (30) days after the acquisition of assets of the type that would have constituted Collateral at the date hereof and investments of the type that would have constituted Collateral on the date hereof (other than assets with a fair market value of less than $50,000), notify the Administrative Agent of the acquisition of such assets or investments and, to the extent not already Collateral in which the Administrative Agent has a perfected security interest pursuant to the Collateral Documents, such assets and investments will become additional Collateral hereunder to the extent the Administrative Agent deems the pledge of such assets practicable (the "Additional Collateral"), and the Borrower will, and will cause each of its Subsidiaries to, take all necessary action, including the filing of appropriate financing statements under the provisions of the UCC, applicable foreign, domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate to grant Administrative Agent a perfected Lien in such Collateral (or comparable interest under foreign law in the case of foreign Collateral) pursuant to and to the full extent required by the Collateral Documents and this Agreement.

                  (ii) Promptly, and in any event no later than thirty (30) days after a request with respect thereto, cause (a) LICO and each of its Domestic Significant Subsidiaries and such other of LICO's Domestic Subsidiaries as the Administrative Agent shall reasonably request, and (b) each of the Borrower's Domestic Significant Subsidiaries and such other of the Borrower's Domestic Subsidiaries as the Administrative Agent shall reasonably request, to become party to, or to execute and deliver, a Guaranty guarantying to the Administrative Agent and the Lenders the prompt payment, when and as due, of all Obligations of the Loan Parties under the Loan Documents, including all obligations under any Hedge Agreements entered into by a Lender Party pursuant to, and in accordance with the terms and conditions of, Section 5.02(b)(v), each such Guaranty to be in form and substance satisfactory to Administrative Agent.

                  (iii) Promptly, and in any event no later than thirty (30) days after a request with respect thereto, pledge to the Administrative Agent, for the ratable benefit of the Lenders and pursuant to the Security Agreement (or another pledge or security agreement in form and substance satisfactory to the Administrative Agent), all (100%) of the capital stock of each of the Borrower's Domestic Subsidiaries (including, without limitation, of LICO and its Domestic Subsidiaries) and sixty-five percent (65%) of the capital stock of such of the Borrower's Foreign Subsidiaries (including, without limitation, of LICO's Foreign Subsidiaries) as the Administrative Agent shall reasonably request after consultation with the Borrower.

                  (iv) Promptly, and in any event no later than thirty (30) days after a request with respect thereto, pledge to the Administrative Agent, for the ratable benefit of the Lenders, and pursuant to the Security Agreement (or another pledge and security agreement in form and substance satisfactory to the Administrative Agent) sixty-five percent (65%) of the capital stock of all or such of the Borrower's Foreign Significant Subsidiaries (including, without limitation, of LICO's Foreign Significant Subsidiaries) as the Administrative Agent or Required Lenders shall request and, in connection therewith, shall deliver such legal opinions (including, without limitation, of local counsel satisfactory to the Administrative Agent) as to perfection and other matters as the Administrative Agent or Required Lenders may request, each such legal opinion to be in form and substance satisfactory to the Administrative Agent and its counsel.

                  (v) Promptly, and in any event no later than thirty (30) days after a request with respect thereto, cause each Guarantor created or established after the date hereof to grant to the Administrative Agent, for the ratable benefit of the Lenders, a first priority Lien on all property (tangible and intangible) of such Guarantor upon terms similar to those set forth in the Collateral Documents and otherwise satisfactory in form and substance to Administrative Agent. The Borrower shall cause each Guarantor, at its own expense, to become a party to a Security Agreement and an Intellectual Property Security Agreement and to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by Administrative Agent to be necessary or desirable for the creation and perfection of the foregoing Liens (including any additional or substitute security agreements). The Borrower will cause each such Guarantor to take all actions requested by Administrative Agent (including, without limitation, the filing of UCC-1's) in connection with the granting of such security interests.

                  (vi) Promptly, and in any event not later than thirty (30) days after a request with respect thereto, (A) deliver to the Administrative Agent the original of all instruments, documents and chattel paper, and all other Collateral of which the Administrative Agent determines it should have physical possession in order to perfect and protect its security interest therein, duly pledged, endorsed or assigned to the Administrative Agent without restriction; (B) obtain landlord waivers, in form and substance satisfactory to the Administrative Agent, with respect to any Inventory or other Collateral located at a location that is not owned by the Borrower or a Subsidiary; (C) deliver to the Administrative Agent warehouse receipts covering any portion of the Inventory or other Collateral located in warehouses and for which warehouse receipts are issued; (D) when an Event of Default exists, transfer Inventory to locations designated by the Administrative Agent; (E) if any Collateral is at any time in the possession or control of any warehousemen, bailee or any of the Borrower's agents or processors, notify the Administrative Agent thereof and notify such person of the Administrative Agent's security interest in such Collateral and obtain a landlord waiver or bailee letter, in form and substance satisfactory to the Administrative Agent, from such person and instruct such person to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions; (F) if at any time any Inventory or other Collateral is located on any real property of the Borrower which is subject to a mortgage or other Lien, obtain a mortgagee waiver, in form and substance satisfactory to the Administrative Agent, from the holder of each mortgage or other Lien on such real property; and (G) take all such other actions and obtain all such other agreements as the Administrative Agent may reasonably deem necessary or desirable in respect of any Collateral.

                  (vii) The security interests required to be granted pursuant to this Section shall be granted pursuant to the Collateral Documents or, in the Administrative Agent's discretion, such other security documentation (which shall be substantially similar to the Collateral Documents already executed and delivered by the Borrower) as is satisfactory in form and substance to Administrative Agent (the "Additional Collateral Documents") and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except Liens permitted under Section 5.02(a). The Additional Collateral Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of Administrative Agent, for the benefit of the Lender Parties, granted pursuant to the Additional Collateral Documents and, all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of Additional Collateral Documents, the Borrower shall cause to be delivered to Administrative Agent such agreements, opinions of counsel, and other related documents as may be reasonably requested by the Administrative Agent or the Required Lenders to assure themselves that this Section has been complied with.

         (n) Performance of Acquisition Documents. Perform and observe, or cause the relevant Subsidiary to perform and observe, all of the terms and provisions of each Acquisition Document to be performed or observed by it or such Subsidiary, maintain each such Acquisition Document in full force and effect, enforce each such Acquisition Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Adminis-trative Agent and, upon request of the Administrative Agent, make to each other party to each such Acquisition Document such demands and requests for action or for information and reports as the Borrower or any Subsidiary is entitled to make under such Acquisition Document.

         (o) Cash Concentration Accounts. The Borrower will, and will cause each of its Subsidiaries to, maintain its main cash concentration accounts with the Administrative Agent.

         SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit or Alternative Currency Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will not, at any time, without the prior consent of the Required
Lenders:

         (a) Liens, Etc.. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, Accounts, Inventory and other Collateral) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code or any other statute of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file any such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the following:

                  (i)      Liens created under the Loan Documents;

                  (ii)     Permitted Liens;

                  (iii) Liens existing on the date hereof and described on Schedule 5.02(a)(iii);

                  (iv) purchase money Liens upon real property or equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such real property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such real property or equipment to be subject to such Liens, or Liens existing on any such real property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the real property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and, provided, further, that the aggregate principal amount of the Debt secured by Liens permitted by this clause (iv) shall not exceed $4,000,000 at any time outstanding; and, provided, further, that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

                  (v) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(iii)(B); provided, that no such Lien shall extend to or cover any Collateral or any assets other than the assets subject to such Capitalized Leases;

                  (vi) the replacement, extension or renewal of any Lien permitted by clauses (iii) through (v) above upon or in the same property theretofore subject thereto in connection with the replacement, extension or renewal (without increase in the amount or any change in any direct or contingent obligor) of the Debt secured thereby.

         (b) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

                  (i) in the case of the Borrower, Debt incurred pursuant to the Loan Documents;

                  (ii) in the case of any of the Subsidiaries of the Borrower, Debt owed to the Borrower or to a wholly-owned Subsidiary of the Borrower; provided, that, such Debt is evidenced by a promissory note, such promissory note is pledged to the Administrative Agent pursuant to the terms of the Security Agreement and there are no restrictions whatsoever on the ability of the Subsidiary to repay such Debt;

                  (iii) unsecured, fully subordinated Debt of the Borrower and certain of its Domestic Subsidiaries incurred under the Senior Subordinated Note Indenture and the other Senior Subordinated Note Documents in an aggregate amount not to exceed $200,000,000 less the amount of any and all prepayments, if any, of principal thereof after the date of this Agreement;

                  (iv) in the case of the Borrower and any of its Subsidiaries:

                           (A) Debt secured by Liens permitted by Section 5.02(a)(iv) not to exceed in the aggregate $4,000,000 at any time outstanding;

                           (B) Capitalized Leases not to exceed in the aggregate
                  $2,000,000 at any time outstanding;

                           (C) the Surviving  Debt,  and any Debt  extending the
                  maturity of, or refunding or refinancing, in whole or in part, the Surviving Debt; provided, that the terms of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are consented to in writing by the Administrative Agent, with the approval of the Required Lenders, and otherwise permitted by this Agreement and the other Loan Documents; and, provided, further, that the principal amount of such Surviving Debt shall not be increased above the principal amount thereof outstanding on the date hereof, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing; and

                           (D) endorsement of negotiable instruments for deposit
                  or collection or similar transactions in the ordinary course of business;

                  (v) in the  case of the  Borrower,  Debt in  respect  of Hedge
Agreements entered into from time to time in the ordinary course of business by the Borrower with counterparties that are Hedge Banks in connection with transactions otherwise expressly permitted hereunder; provided, that (A) the Borrower shall have notified the Administrative Agent in writing prior to entering into each and every such Hedge Agreement and (B) each and every such Hedge Agreement shall be non-speculative in nature (including, without limitation, with respect to the term and purpose thereof);

                  (vi) in the case of Yale Germany or Univeyor, Debt of Yale Germany or Univeyor, as the case may be, in an amount for all such Debt of Yale Germany and Univeyor not to exceed the Dollar Equivalent of $20,000,000 in the aggregate at any one time outstanding; provided, that (A) such Debt is incurred solely by Yale Germany or Univeyor, as the case may be, (B) such Debt is either unsecured or secured only by the assets of Yale Germany or Univeyor, as the case may be, and (C) no guaranty or other credit support of any kind is provided by any Person (including, without limitation, the Borrower or any of its Subsidiaries) of or for such Debt or any holder thereof, other than an unsecured guaranty (having terms and conditions acceptable to the Administrative Agent, in its sole discretion) by the Borrower limited to the amount of Debt incurred by Yale Germany or Univeyor, as the case may be; and provided, further, that (X) the Borrower shall notify the Administrative Agent in writing in advance prior to permitting Yale Germany or Univeyor to incur any Debt under this Section 5.02(b)(vi) and (Y) prior to the Borrower entering into any unsecured guaranty pursuant to clause (C) above, the Borrower shall have provided a draft copy of such guaranty to the Administrative Agent for its review and such guaranty shall be in form and substance satisfactory to the Administrative Agent, in its sole discretion; and

                  (vii) in the case of the Borrower, unsecured Debt incurred in the ordinary course of business for the deferred purchase price of property or services, maturing within one year from the date created, and aggregating, on a Consolidated basis, not more than $3,000,000 at any one time outstanding.

         (c) Lease Obligations. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease, including, without limitation, Capitalized Leases having an original term of one year or more, that would cause the direct and contingent liabilities of the Borrower and its Subsidiaries, on a Consolidated basis, in respect of all such obligations to exceed $5,000,000 payable in any period of 12 consecutive months.

         (d) Fundamental Changes. (i) Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do any of the foregoing;

                  (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, assign, lease, transfer or otherwise dispose of (or agree to do any of the foregoing at any future time) all or substantially all of its property, business or assets, or permit any of its Subsidiaries to do any of the foregoing; and

                  (iii) acquire or permit any Subsidiary to acquire all or substantially all of the assets of any other Person (including capital stock),
(A) except that the Borrower may consummate the Acquisition in accordance with the terms and conditions of the LICO Stock Purchase Agreement and (B) except that the Borrower or any wholly-owned Subsidiary of the Borrower may acquire all or substantially all of the assets, or all of the capital stock, of any Person (the "Target") (in each case, a "Permitted Acquisition") subject to the satisfaction of each of the following conditions:

                           (1) the Administrative Agent shall have received at least twenty (20) Business Days' prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of such proposed Permitted Acquisition;

                           (2) such Permitted Acquisition shall only involve a business of the same type engaged in by the Borrower or one of its Subsidiaries as of the date hereof, or a business reasonably incidental thereto, and such acquired business shall not subject the Administrative Agent or any Lender to any regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Document, other than approvals applicable to the exercise of such rights and remedies prior to such Permitted Acquisition;

                           (3)      such   Permitted    Acquisition   shall   be
                                    consensual and shall have been approved by the Target's board of directors;

                           (4) the sum of all amounts payable in connection with all Permitted Acquisitions (including all transaction costs and all Debt,
                                    liabilities   and   contingent   obligations
                                    incurred or assumed in connection
                                    therewith  or   otherwise   reflected  on  a
                                    balance sheet of the Target) shall not exceed $35,000,000 in the aggregate in any Fiscal Year;

                           (5) the business and assets acquired in such Permitted Acquisition shall be free and clear of all Liens, other than Permitted Liens and other non-material Liens acceptable to the Administrative Agent, in its reasonable discretion, including, by way of example, but not of limitation, Liens in respect of purchase money indebtedness incurred by the Target in the ordinary course of business and Liens consisting of mortgages on real property the amount and terms of which mortgages are acceptable to the Administrative Agent, in its sole discretion;

                           (6) at or prior to the closing of any Permitted Acquisition, the Administrative Agent, on behalf of the Secured Parties, shall be granted a first priority perfected Lien (subject only to Liens expressly permitted under clause (5) immediately above) in all
                                    assets  of  the   Target  and  each  of  its
                                    Domestic Significant Subsidiaries and in all
                                    of the Target's and each of its  Significant
                                    Subsidiaries'  capital stock, the Target and
                                    each    of    its    Domestic    Significant
                                    Subsidiaries  shall  each  become a party to
                                    the Guaranty and the  Borrower,  each of the
                                    Borrower's  Subsidiaries  and the Target and
                                    each of the Target's Subsidiaries shall each
                                    have   executed  and   delivered   all  such
                                    Collateral Documents and other documents and
                                    taken all such actions as may be required by
                                    the   Administrative   Agent  in  connection
                                    therewith;

                           (7) at the time of such Permitted Acquisition and after giving effect thereto, including, without limitation, after giving pro forma effect thereto for purposes of each of the Financial Covenants set forth in Section
                                    5.04 of this Agreement,  no Default or Event
                                    of  Default   shall  have  occurred  and  be
                                    continuing or would result therefrom; and

                           (8) prior to the date of such Permitted Acquisition, the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, copies of the acquisition agreement and all related agreements and instruments, and all legal opinions, officer's certificates and other certificates, lien search results and other information and documents reasonably requested by the Administrative Agent.

         (e) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                  (i) sales of Inventory in the ordinary course of business;

                  (ii) sales of obsolete equipment in the ordinary course of business;

                  (iii) the sale of any asset by the Borrower or any of its Subsidiaries (other than a sale of Inventory or a sale of Receivables) so long as (A) the purchase price paid to the Borrower or such Subsidiary for such asset shall be no less than the fair market value of such asset at the time of such sale, (B) the purchase price for such asset shall be paid to the Borrower or such Subsidiary solely in cash and (C) the aggregate purchase price paid to the Borrower and all of its Subsidiaries for such asset and all other assets sold by the Borrower and its Subsidiaries pursuant to this clause (iii) since the date of this Agreement shall not exceed $25,000,000 in the aggregate;

                  (iv) the sale of all of the capital stock, or all or substantially all of the assets, of Minitec and/or Mechanical Products; provided, that (A) the purchase price paid to the Borrower in connection with any such sale shall be no less than the fair market value of Minitec and/or Mechanical Products, as the case may be, and (B) the purchase price is paid to the Borrower at least 75% in cash; and

provided, further, that in the case of sales of assets pursuant to Section 5.02(e)(ii), (iii) or (iv) above, the Borrower shall, on the date of receipt thereof, apply the entire Net Cash Proceeds from such sale in accordance with
Section 2.06(b)(ii).

         (f) Investments in Other Persons. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person other than:

                  (i) Investments by the Borrower and its Subsidiaries in their Subsidiaries outstanding on the date hereof and described on Schedule 5.02(f)(i), and additional investments in wholly-owned Subsidiaries of the Borrower in an aggregate amount invested not to exceed $7,000,000 in the aggregate in any Fiscal Year; provided, however, that no more than an aggre-

gate amount equal to $3,000,000 shall be invested (in addition to investments outstanding on the date hereof and described on Schedule 5.02(f)(i))in wholly-owned Foreign Subsidiaries in any Fiscal Year; and, provided, further, that with respect to Investments in any newly acquired or created wholly-owned Subsidiary, (A) any such Subsidiary which is a Domestic Significant Subsidiary shall become a Guarantor pursuant to the terms of the Guaranty and an additional grantor pursuant to the terms of the Security Agreement and Intellectual Property Security Agreement and (B) the Borrower shall otherwise comply with the provisions of Section 5.01(m);

                  (ii) Loans and advances to officers and other employees in the ordinary course of the business of the Borrower and its Subsidiaries in an aggregate principal amount not to exceed $500,000 at any time outstanding;

                  (iii) Investments by the Borrower and its Subsidiaries in Cash Equivalents;


                  (iv) Investments consisting of intercompany Debt permitted under Section 5.02(b)(ii); and

                  (v)  Investments  existing on the date hereof and described on
Schedule 5.02(f)(vii) hereto.

         (g) Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to do any of the foregoing or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any such capital stock or any warrants, rights or options to acquire such capital stock, except:

                  (i) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, the Borrower may declare and pay regular quarterly dividends in cash on its common stock in an aggregate amount not to exceed $10,000,000 in any Fiscal Year,

                  (ii)  the   Borrower  may  declare  and  pay   dividends   and
distributions payable solely in common stock of the Borrower,

                  (iii) a Subsidiary of the Borrower may declare and pay dividends and distributions to the Borrower,

                  (iv) for issuances of stock expressly permitted by Section 5.02(r).

         (h) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

         (i) Charter Amendments. Amend, or permit any of its Subsidiaries to amend, its certificate or articles of incorporation or bylaws.

         (j)  Accounting  Changes.   Make  or  permit,  or  permit  any  of  its
Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required by GAAP (which required changes may be made on a timely basis), or (ii) its Fiscal Year.

         (k) Prepayments, Etc. of Debt. (i) Prepay, redeem, purchase, call, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, including, without limitation, as a result of an asset sale, change of control or any other event or occurrence, or make any payment in violation of any subordination terms of, any Debt, including, without limitation, the Senior Subordinated Notes, or make any payment of principal, interest or liquidated damages in respect of the Senior Subordinated Notes, other than (A) as expressly provided in Schedule 4.01(aa), (B) the prepayment of Advances in accordance with the terms of this Agreement, (C) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, regularly scheduled payments of interest (but not of principal) in respect of the Senior
Subordinated Notes in accordance with the terms and conditions of the Senior Subordinated Note

Indenture, (D) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, the redemption of up to 35% of the aggregate original principal amount of the Senior Subordinated Notes plus accrued but unpaid interest thereon in accordance with the terms and conditions of the Senior Subordinated Note Indenture with the net proceeds of one or more public offerings of common stock of the Borrower, and (E) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, the payment of Liquidated Damages (as such term is defined in the Senior Subordinated Note Documents) in an aggregate amount not to exceed $150,000, it being understood that any payment of Liquidated Damages which causes such aggregate amount to exceed $150,000 shall constitute an immediate Event of Default hereunder or (ii) amend, modify or change in any manner any term or condition of any Existing Debt or Surviving Debt, including, without limitation, the Senior Subordinated Notes, or (iii) permit any of its Subsidiaries to do any of the foregoing other than to repay any Debt payable to the Borrower.

         (l) Amendment, Etc. of Acquisition Documents or Senior Subordinated Note Documents. Cancel or terminate any Acquisition Document or Senior Subordinated Note Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Acquisition Document or Senior Subordinated Note Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Acquisition Document or Senior Subordinated Note Document or take any other action in connection with any Acquisition Document or Senior Subordinated Note Document that would impair the value of the interests or rights of the Borrower or any of its Subsidiaries thereunder or that would impair the interests or rights of the Administrative Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing.

         (m) Amendment, Etc. of Material Contracts. Cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract or take any other action in connection with any Material Contract that would materially impair the value of the interests or rights of the Borrower or any of its Subsidiaries thereunder or that would materially impair the interests or rights of the Administrative Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing.

         (n) Negative Pledge. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its properties or assets other than as provided in the Loan Documents.

         (o) Partnerships, New Subsidiaries. (i) Become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, or (ii) create any new Subsidiary, unless such newly created Subsidiary shall become a Guarantor pursuant to the terms of the Guaranty and an additional grantor pursuant to the terms of the Security
Agreement and Intellectual Property Security Agreement and all shares of the capital stock of such new Subsidiary are pledged to the Administrative Agent pursuant to the Pledge Agreement.

         (p) Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or derivatives or any similar speculative transactions.

         (q) Capital Expenditures. Make, or permit any of its Subsidiaries to make, any Capital Expenditures in excess of an amount equal to $25,000,000 in the aggregate in any Fiscal Year.

         (r) Issuance of Stock. (i) The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, issue, sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock of the Borrower or any Subsidiary of the Borrower, except (x) to the Borrower, (y) to qualify directors if required by applicable law or (z) as set forth in Schedule 5.02(r), and except for issuances of common stock for cash by the Borrower to the extent expressly permitted under Section 5.02(r)(ii) below.

                  (ii) The Borrower shall not issue any capital stock, except for issuances of its common stock for cash in one or more underwritten public offerings registered under the Securities Act of 1933, as amended, where no Default or Event of Default either exists or, after giving effect to such issuance, will exist.

         SECTION 5.03. Reporting Requirements. So long as any Advance shall remain unpaid, any Letter of Credit or Alternative Currency Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will furnish to the Administrative Agent and Lender Parties:

         (a) Default Notice. As soon as possible and in any event within two (2) Business Days after obtaining knowledge of the occurrence of any Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect, a statement of the chief financial officer of the Borrower setting forth details of such Default or event, development or occurrence and the action that the Borrower has taken and proposes to take with respect thereto.

         (b) Quarterly Financials. As soon as available and in any event within forty-five (45) days after the end of each of the first, second and third fiscal quarters of each Fiscal Year, and as soon as available and in any event within ninety (90) days after the end of the fourth fiscal quarter of each Fiscal Year, a Consolidated balance sheet of the Borrower and its Subsidiaries, and consolidating balance sheets of the Borrower and its Significant Subsidiaries, as of the end of such quarter and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries, and consolidating statements of income and consolidating statements of cash flows of the Borrower and its Significant Subsidiaries, for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries, and consolidating statements of income and consolidating statements of cash flows of the Borrower and its Significant Subsidiaries, for the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year and the corresponding figures from the budgeted forecasts delivered pursuant to Section 5.03(e) for such period and for the Fiscal Year which includes such period, all in reasonable detail and duly certified by the chief financial officer of the Borrower as having been prepared in accordance with GAAP (subject to normal year-end audit adjustments), together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and
(ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the financial covenants contained in Sections 5.04(a) through (d), provided, that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP. In connection with the Borrower's delivery of all quarterly financial statements pursuant to the foregoing, the Borrower shall also furnish to the Administrative Agent and Lender Parties a contract progress report with respect to each and every ongoing contracted for project in process of the Borrower, LICO or any of their respective Subsidiaries which involves aggregate payments during the life of such contract in excess of $5,000,000. All such contract in progress reports shall be prepared in a manner and presented in a form reasonably acceptable to the Administrative Agent.

         (c) Annual Financials. As soon as available and in any event within one hundred and five (105) days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein a Consolidated balance sheet of the Borrower and its
Subsidiaries, and consolidating balance sheets of the Borrower and its Significant Subsidiaries, as of the end of such Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries, and consolidating statements of income and consolidating statements of cash flows of the Borrower and its Significant Subsidiaries, for such Fiscal Year, in each case setting forth in comparative form the corresponding figures for the prior Fiscal Year and the corresponding figures from the budgeted forecasts delivered pursuant to Section 5.03(e) for such Fiscal Year and in each case accompanied (in the case of such Consolidated financial statements) by an opinion acceptable to the Administrative Agent, with the consent of the Required Lenders, of Ernst & Young LLP or other independent certified public accountants of recognized national standing acceptable to the Administrative Agent, with the consent of the Required Lenders, together with
(i) a letter of such accounting firm to the Administrative Agent and Lender Parties stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.04(a) through (d), provided, that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (iii) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto.

         (d) Pro Forma Financials. In connection with the delivery of all financial statements delivered under Section 5.03(b) or 5.03(c) above, pro forma financial statements reflecting the acquisition of LICO and all other acquisitions made by the Borrower or one of its Subsidiaries at any time during such period, such pro forma financials to be prepared both (i) for the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal quarter or Fiscal Year, as the case may be, as if the acquisition of LICO and all such other acquisitions had occurred at the beginning of such period and (ii) for the corresponding period of the preceding Fiscal Year, setting forth the corresponding figures for such corresponding period of the preceding Fiscal Year, as if the acquisition of LICO and all such other acquisitions had occurred at the beginning of such corresponding period. All pro forma balance sheets shall be prepared as if the acquisition of LICO and all such other acquisitions had occurred as of the beginning of the period ending on the relevant balance sheet date, and all pro forma statements of income and pro forma statements of cash flows shall be prepared as if the acquisition of LICO and all such other acquisitions had occurred at the beginning of the relevant periods reflected therein. All pro forma financial statements shall be prepared on a basis and presented in a form reasonably acceptable to the Administrative Agent. The requirements set forth in this Section 5.03(d) to deliver pro forma financial statements with respect to the acquisition of LICO or any other acquisition made by the Borrower or one of its Subsidiaries, as the case may be, shall continue until such time as the acquisition of LICO or such other acquisition, as the case may be, has been fully reflected for all relevant time periods in the financial statements delivered under Section 5.03(b) or 5.03(c) above, as appropriate, whereupon the requirements to deliver pro forma financial statements with respect to the acquisition of LICO or such other acquisition, as the case may be, shall cease with respect to the acquisition of LICO or such other acquisition, as the case may be, only, but shall continue with respect to any and all acquisitions of the Borrower or one of its Subsidiaries other than the acquisition of LICO or such other acquisition, as the case may be.

         (e) Annual Forecasts. As soon as available and in any event no later than sixty (60) days after the end of each Fiscal Year, forecasts prepared by management of the Borrower, in form reasonably satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a quarterly basis for the Fiscal Year following such Fiscal Year then ended.

         (f) ERISA Events and ERISA Reports. (i) Promptly and in any event within twenty (20) days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to
Section 4010 of ERISA, a copy of such records, documents and information.

         (g) Plan Terminations. Promptly and in any event within five (5) Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan or correspondence from the PBGC indicating it is considering termination of any Plan.

         (h) Actuarial Reports. Promptly upon receipt thereof by any Loan Party or any ERISA Affiliate, a copy of the annual actuarial valuation report for each Plan the funded current liability percentage (as defined in Section 302(d)(8)(B) of ERISA) of which is less than 75% or the unfunded current liability (as defined in Section 302(d)(8)(A) of ERISA) of which exceeds $2,000,000.

         (i) Plan Annual Reports. Upon the request, from time to time, of the Administrative Agent, promptly and in any event within thirty (30) days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan.

         (j) Annual Plan Summaries. As soon as available and in any event within one hundred and five (105) days after the end of each Fiscal Year, an annual summary of actuarial valuation and other information with respect to each Plan in form, substance and detail reasonably satisfactory to the Administrative Agent.

         (k) Multiemployer  Plan Notices.  Promptly and in any event within five
(5) Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning, or other correspondence with respect to, (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii).

         (l)  Litigation.  Promptly  after  the  commencement  thereof,  or  any material development therein, notice of all material actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, Federal, state, local or foreign, affecting any Loan Party or any of its Subsidiaries. Without limiting the generality of the foregoing, promptly after the occurrence thereof, notice of any material adverse change in the status, or the financial effect on any Loan Party or any of its Subsidiaries, of any litigation disclosed on Schedule 4.01(i).

         (m) Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any other governmental authority, or with any national securities exchange.

         (n) Creditor Reports. Promptly after the furnishing thereof, copies of any statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit agreement or similar agreement or instrument and not otherwise required to be furnished to the Lender Parties pursuant to any other clause of this Section 5.03.

         (o) Agreement Notices. Promptly upon receipt thereof, copies of all notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Acquisition Document, Senior Subordinated Note Document or Material Contract or indenture, loan or credit agreement or similar agreement or instrument regarding or related to any breach or default by any party thereto or any event that could materially impair the value of the interests or the rights of any Loan Party or any of its Subsidiaries or otherwise have a Material Adverse Effect and copies of any amendment, modification or waiver of any provision of any Acquisition Document, Senior Subordinated Note Document, Material Contract or loan or credit agreement or similar agreement or indenture and, from time to time upon request by the Administrative Agent, such information and reports regarding the foregoing as the Administrative Agent may reasonably request.

         (p) Revenue Agent Reports. Within ten (10) days after receipt, copies of all Revenue Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth any adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member aggregating $250,000 or more.

         (q) Environmental Conditions. Promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any
noncompliance  by  any  Loan  Party  or  any  of  its   Subsidiaries   with  any
Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect.

         (r) Real Property. Upon the request, from time to time, of the Administrative Agent, promptly and in any event within thirty (30) days after any such request, a report supplementing Schedules 4.01(bb) and 4.01(cc) hereto, including an identification of all real and leased property disposed of by the Borrower or any of its Subsidiaries during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner and, in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to remain accurate and complete in all respects.

         (s) Insurance. As soon as available and in any event within thirty (30) days after the end of each Fiscal Year, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Administrative Agent may reasonably request.

         (t) Management Letters. As soon as available and in any event within five (5) Business Days after the receipt thereof, copies of any "management letter" or similar letter received by the Borrower or its Board of Directors (or any Committee thereof) from its independent public accountants.

         (u) Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries or the Collateral as the Administrative Agent or any Lender Party (through the Administrative Agent) may from time to time reasonably request.

         SECTION 5.04. Financial Covenants. So long as any Advance shall remain unpaid, any Letter of Credit or Alternative Currency Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

         (a) Funded Debt to EBITDA Ratio. Maintain as of the end of each fiscal quarter of the Borrower a ratio of (i) Consolidated Funded Debt to (ii) EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

                  Four Fiscal Quarters ending on:                     Ratio

                  June 30, 1998                                    4.75 to 1.0
                  September 30, 1998                               4.75 to 1.0
                  December 31, 1998                                4.75 to 1.0
                  March 31, 1999                                   3.75 to 1.0
                  June 30, 1999                                    3.75 to 1.0
                  September 30, 1999                               3.75 to 1.0
                  December 31, 1999                                3.75 to 1.0
                  March 31, 2000                                   3.25 to 1.0
                  June 30, 2000                                    3.25 to 1.0
                  September 30, 2000                               3.25 to 1.0
                  December 31, 2000                                3.25 to 1.0
                  March 31, 2001 and each fiscal
                     quarter end thereafter                        3.00 to 1.0

         (b) Interest Coverage Ratio. Maintain as of the end of each fiscal quarter of the Borrower a ratio of (i) Consolidated EBITDA for the most recently completed four fiscal quarters of the Borrower to (ii) Interest Expense of the Borrower and its Subsidiaries for such period of not less than 3.0 to 1.0.

         (c) Fixed Charge Coverage Ratio. Maintain as of the end of each fiscal quarter of the Borrower a ratio of (i) Consolidated EBITDA for the most recently completed four fiscal quarters of the Borrower, less Capital Expenditures made during such period, less the aggregate amount of federal, state, local and foreign taxes paid by the Borrower and its Subsidiaries during such period, less cash dividends paid by the Borrower to the holders of its common stock during such period, to the (ii) sum of (x) cash interest paid or payable by the Borrower and its Subsidiaries on all Debt, including, without limitation, the Senior Subordinated Notes, during such period, plus (y) cash rentals paid or payable under Capitalized Leases during such period, plus (z) principal amounts of all Funded Debt paid or payable by the Borrower and its Subsidiaries during such period, of not less than the ratio set forth below for such period:

Four Fiscal Quarters ending on:                        Ratio
------------------------------                         -----
June 30, 1998                                        1.40 to 1.0
September 30, 1998                                   1.40 to 1.0
December 31, 1998                                    1.40 to 1.0
March 31, 1999 and each fiscal
   quarter ending thereafter                         1.50 to 1.0

         (d) Minimum Net Worth. Maintain, as of the last day of each fiscal quarter, an excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries of not less than (i) the greater of (A) 85% of the excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries at March 31, 1998 and (B) $155,000,000, plus (ii) 75% of Consolidated positive net income (and excluding 100% of Consolidated net losses) of the Borrower and its Subsidiaries since March 31, 1998 to and including each date of determination computed on a cumulative basis for said entire period.


                                   ARTICLE VI

                                EVENTS OF DEFAULT

         SECTION 6.01 Events of Default. If any of the following ("Events of Default") shall occur and be continuing:

         (a) (i) the Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) the Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within two
(2) Business Days after the same becomes due and payable; or

         (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or confirmed; or

         (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(d), (e), (f), (g), (l), (m) or (n), 5.02, 5.03 or 5.04; or

         (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for thirty (30) days after the earlier of the date on which (i) a Responsible Officer of any Loan Party becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender Party; or

         (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt, including, without limitation, the Senior Subordinated Notes, that is outstanding in a principal or notional amount of at least $1,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, in each case if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased, called or defeased, or an offer to prepay, redeem, purchase, call or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof, including, without limitation, as a result of an asset sale, a change of control or any other event or occurrence; or

         (f) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of thirty (30) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur, or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

         (g) any judgment or order for the payment of money in excess of $1,000,000 (other than such a judgment or order which is fully covered by insurance for which the appropriate insurer has acknowledged responsibility in writing) shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of seven (7) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect; or

         (i) any material provision of any Loan Document after delivery thereof shall for any reason cease to be valid and binding on or enforceable against any Loan Party which is party to it, or any such Loan Party shall so state in writing; or

         (j) any Collateral Document after delivery thereof shall for any reason cease to or otherwise not create a valid and perfected first and only priority lien on and security interest in the Collateral purported to be covered thereby; or

         (k) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3, of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 15% or more of the combined voting power of all Voting Stock of the Borrower; (ii) the individuals who at the date hereof were Directors of the Borrower (together with any other Director whose election to the Board of Directors of the Borrower (or whose nomination by the Board of Directors for election by the stockholders of the Borrower) was approved by a vote of at least a majority of the Directors then in office who either were directors at the date hereof or whose election was previously so approved) shall cease for any reason to constitute a majority of the Board of Directors of the Borrower; or (iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower; or

         (1) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of the last such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Events) exceeds $2,000,000; or

         (m) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $500,000 or requires payments exceeding $200,000 per annum; or

         (n) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $200,000; or

         (o) there shall occur in the reasonable judgment of the Required Lenders any Material Adverse Change; or

         (p) the aggregate amount of the Revolving Credit Advances plus the Assigned Dollar Value of Alternative Currency Revolving Credit Advances plus Swing Line Advances plus Letter of Credit Advances plus the Assigned Dollar Value of all Alternative Currency Letter of Credit Advances plus the aggregate Available Amount of all Letters of Credit and Alternative Currency Letters of Credit outstanding shall at any time exceed the Revolving Credit Facility, which excess is not eliminated by the Borrower's immediate prepayment of then outstanding Swing Line Advances, Revolving Credit Advances and Alternative Currency Revolving Credit Advances in an amount at least equal to such excess; or

         (q) the aggregate amount of the Assigned Dollar Value of Alternative Currency Revolving Credit Advances plus the Assigned Dollar Value of all Alternative Currency Letter of Credit Advances plus the aggregate Available Amount of all Alternative Currency Letters of Credit outstanding shall at any time exceed the Alternative Currency Revolving Credit Facility, which excess is not eliminated by the Borrower's immediate prepayment of then outstanding Alternative Currency Revolving Credit Advances in an amount at least equal to such excess; or

         (r) for as long as any Senior Subordinated Notes, or guaranties executed in connection therewith, remain outstanding, all or any part of the principal or interest in respect of the Advances, or other Obligations under this Agreement or any other Loan Document, including, without limitation, (i) Obligations to pay charges, expenses, fees, attorneys' fees and disbursements, indemnities, Letter of Credit and Alternative Currency Letter of Credit commissions and other amounts payable by the Borrower and/or any of the other Loan Parties under this Agreement or any other Loan Document, (ii) all liabilities and other Obligations arising out of, based upon or relating to Existing Letters of Credit or any other Letters of Credit or any Alternative Currency Letters of Credit, and (iii) Obligations to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of any Loan Party, shall cease to constitute Senior Debt (as defined in the Senior Subordinated Note Indenture) and Designated Senior Debt (as defined in the Senior Subordinated Note Indenture). Or, as such, any of the Obligations (or the Administrative Agent or Lenders) shall cease to be entitled to the benefit of any of the subordination and other provisions which are available in respect of Senior Debt and Designated Senior Debt (and to the holders thereof) or any of such subordination or other provisions shall cease to be in full force and effect and enforceable in accordance with its terms;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each appropriate Lender (other than the Commitment in respect of Letter of Credit Advances or Alternative Currency Letter of Credit Advances by the Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c) or Section 2.03(d), as appropriate, and Swing Line Advances by a Revolving Credit Lender pursuant to Section 2.02(c)) and of the Issuing Bank to issue Letters of Credit and Alternative Currency Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (B) by notice to each party required under the terms of any agreement in support of which a Standby Letter of Credit (whether a Letter of Credit or an Alternative Currency Letter of Credit) is issued, request that all Obligations under such agreement be declared to be due and payable; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances (other than Letter of Credit Advances or Alternative Currency Letter of Credit Advances by the Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c) or
Section 2.03(d), as appropriate, and Swing Line Advances by a Revolving Credit Lender pursuant to Section 2.02(c)) and of the Issuing Bank to issue Letters of Credit and Alternative Currency Letters of Credit shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

         SECTION 6.02. Actions in Respect of the Letters of Credit and Alternative Currency Letters of Credit upon Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit and Alternative Currency Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit and Alternative Currency Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.


                                   ARTICLE VII

                            THE ADMINISTRATIVE AGENT

         SECTION 7.01. Authorization and Action. Each Lender Party (in its capacities as a Lender, the Issuing Bank, the Swing Line Bank and any Hedge
Bank) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement, any other Loan Document or applicable law. The Administrative Agent agrees to give to each Lender Party prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

         SECTION 7.02. Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property
(including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 7.03. Fleet and Affiliates. With respect to its Commitments, the Advances made by it and the Notes issued to it, Fleet shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Administrative Agent; and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include Fleet in its individual capacity. Fleet and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Fleet were not the Administrative Agent and without any duty to account therefor to the Lender Parties.

         SECTION 7.04. Lender Party Credit Decision. Each Lender Party acknowledges that it has, independently and without reliance upon the
Administrative Agent or any other Lender Party and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         SECTION 7.05. Indemnification. (a) Each Lender Party severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by the Administrative Agent under any of the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower.

         (b) Each Lender Party severally agrees to indemnify the Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by the Issuing Bank under any of the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower.

         (c) For purposes of Sections 7.05(a) and 7.05(b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit and Alternative Currency Letters of Credit outstanding at such time and
(c) their respective Unused Revolving Credit Commitments at such time; provided, that the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and Letter of Credit Advances and Alternative Currency Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05 to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Administrative Agent or the Issuing Bank, as the case may be, promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or the Issuing Bank, as the case may be, as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreements of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

         SECTION 7.06. Successor Administrative Agents. The Administrative Agent may resign as to any or all of the Facilities at any time by giving written notice thereof to the Lender Parties and the Borrower and may be removed as to all of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent as to such of the Facilities as to which the Administrative Agent has resigned or been removed. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty
(30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a Lender which is a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations under this Agreement and the other Loan Documents. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to less than all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent as to such Facilities, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facilities, issuances of Letters of Credit (notwithstanding any resignation as Administrative Agent with respect to the Letter of Credit Facility) and payments by the Borrower in respect of such Facilities, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement as to such Facilities, other than as aforesaid. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent as to all of the Facilities, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent as to any of the Facilities under this Agreement.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (other than any Lender Party that is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the Initial Extension of Credit, Section 3.02; (ii) change the number of Lenders or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit or Alternative Currency Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder; (iii) release any material portion of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on any material portion of the Collateral in any transaction or series of related transactions to secure any liabilities or obligations other than Obligations owing to the Secured Parties under the Loan Documents; (iv) release any of the Guarantors from their Guaranty, other than the release of the Guaranty of Mechanical Products and/or Minitec (and the release from any Collateral Document executed and delivered by Mechanical Products and/or Minitec of Mechanical Products and/or Minitec, as appropriate) upon the sale of all of the capital stock, or all or substantially all of the assets, of Mechanical Products and/or Minitec, as applicable, in accordance with the terms and conditions of this Agreement; (v) amend this
Section 8.01; or (vi) limit the liability of any Loan Party under any of the Loan Documents and (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender affected thereby, (i) increase the Commitments of such Lender or subject such Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone any date fixed for any payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or (iv) waive or change the order or method of application of any prepayment set forth in Section 2.06 in any manner that materially affects such Lender; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Required Alternative Currency Lenders, in addition to the Lenders required above to take such action, affect the rights or obligations of the Alternative Currency Revolving Credit Lenders under this Agreement or any other Loan Document; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or the Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or the Issuing Bank, as the case may be, under this Agreement or any other Loan Document; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

         SECTION 8.02. Notices Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered,

                  (i)      if to the Borrower:

                                    Columbus McKinnon Corporation
                                    140 John James Audubon Parkway
                                    Amherst, New York 14228
                                    Attention: Robert L. Montgomery, Jr.
                                    Executive Vice President
                                    Telephone No.:  (716) 689-5405
                                    Facsimile No.:  (716) 689-5598
                           with a copy to:

                                    Phillips, Lytle, Hitchcock, Blaine & Huber
                                    3400 Marine Midland Center
                                    Buffalo, New York  14203
                                    Attention: Frederick G. Attea, Esq.
                                    Telephone No.:  (716) 847-7010
                                    Facsimile No.:  (716) 852-6100

                  (ii)     if to the Administrative Agent:

                                    Fleet National Bank
                                    10 Fountain Plaza
                                    Buffalo, New York  14202
                                    Attention: Corporate Banking Group
                                    Telephone No.:  (716) 847-7332
                                    Facsimile No.:  (716) 847-4491

                           with a copy to:

                                    Winston & Strawn
                                    200 Park Avenue
                                    New York, New York 10166
                                    Attention:  William D. Brewer, Esq.
                                    Telephone No.:  (212) 294-6793
                                    Facsimile No.:  (212) 294-4700

                  (iii) if to any Initial Lender or the Initial Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I attached hereto.

                  (iv) if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party;

or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed by certified mail, return receipt requested, telegraphed, telecopied or telexed, be effective three (3) days after mailing, upon delivery to the telegraph company, upon transmission by telecopier or upon confirmation by telex answerback, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of this Agreement, the Notes or any other Loan Document or of any Exhibit hereto or thereto or of any amendment or waiver of any provision thereof shall be as effective as delivery of a manually executed counterpart thereof.

         SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.

         SECTION 8.04. Costs and Expenses. (a) The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation,
(A) all due diligence, collateral review, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, and (B) the reasonable fees and expenses of counsel for the
Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Administrative Agent and the Lender Parties in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the fees and expenses of counsel for the Administrative Agent and each Lender Party with respect thereto).

         (b) The Borrower agrees to indemnify and hold harmless the Administrative Agent, each Lender Party and each of their respective Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Acquisition or any related transaction of Borrower or any of its Subsidiaries or other Affiliates and any of the other transactions contemplated by the Acquisition Documents, (ii) the offering of the Senior Subordinated Notes or any related transaction of Borrower or any of its Subsidiaries or other Affiliates and any of the other transactions contemplated by the Senior Subordinated Note Documents, (iii) any acquisition or proposed acquisition or similar business combination or proposed business combination by the Borrower or any of its Subsidiaries or other Affiliates of all or any portion of the shares of capital stock or substantially all of the property and assets of any other Person, (iv) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit by the Borrower or any of its Subsidiaries or other Affiliates and any of the other transactions contemplated by the Loan Documents, or (v) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, officers, employees, stockholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower also agrees not to assert any claim against the Administrative Agent, any Lender Party or any of their respective Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Acquisition, the Senior Subordinated Notes (including, without limitation, the offering thereof), the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents, the Acquisition Documents, the Senior Subordinated Note Documents or any of the transactions contemplated thereby, other than claims for direct, as opposed to consequential, damages which shall have been determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Person's gross negligence or willful misconduct.

         (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 8.07, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds required by any Lender Party to fund or maintain such Advance.

         (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent, in its sole discretion.

         (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.10 and 2.12 and this Section
8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

         SECTION 8.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower or any of its Subsidiaries against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower and Administrative Agent after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have at law, in equity or otherwise.

         SECTION 8.06. Binding Effect This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender and the Initial Issuing Bank that each such Initial Lender and the Initial Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign any of its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

         SECTION 8.07. Assignments and Participations. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more the Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) no such assignments shall be permitted without the prior consent of the Administrative Agent (which may be withheld for any reason) until the earlier of
(A) the Administrative Agent's having notified the Lender Parties that syndication of the Commitments hereunder has been completed and (B) ninety (90) days after the Closing Date, (v) no such assignment shall be permitted if, immediately after giving effect thereto, the Borrower would be required to make payments to or on behalf of the assignee Lender Party pursuant to Section 2.10(a) or (b) and the assignor Lender Party was not, at the time of such assignment, entitled to receive any payment pursuant to Section 2.10(a) or (b),
(vi) no such assignment shall be permitted if, immediately after giving effect thereto, either (1) the Assigned Dollar Value of the Alternative Currency Revolving Credit Sub-Commitment, if any, of the assignor Lender shall be greater than the Revolving Credit Commitment of such Lender or (2) the Assigned Dollar Value of the Alternative Currency Revolving Credit Sub-Commitment, if any, of the assignee Lender shall be greater than the Revolving Credit Commitment of such Lender, and (vii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and

Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000.

         (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (y) the Lender or Issuing Bank assignor thereun-

der shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

         (c) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

         (d) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment and the appropriate processing and reconciliation fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit B or C hereto, as the case may be .

         (f) The Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under the undrawn portion of its Letter of Credit Commitment and/or Alternative Currency Letter of Credit Commitment at any time; provided, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,000.

         (g) Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes, if any, held by it); provided, however, that (i) such Lender Party's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment, waiver or other modification of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver, modification or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

         (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

         (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

         SECTION 8.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 8.09. No Liability of the Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit or Alternative Currency Letter of Credit with respect to its use of such Letter of Credit or Alternative Currency Letter of Credit, as the case may be. Neither the Issuing Bank nor any of its officers, directors, employees or agents shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or Alternative Currency Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit or an Alternative Currency Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit or Alternative Currency Letter of Credit, as the case may be; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit or Alternative Currency Letter of Credit, except that the Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit or an Alternative Currency Letter of Credit comply with the terms of the Letter of Credit or Alternative Currency Letter of Credit, as the case may be, or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit or Alternative Currency Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit or Alternative Currency Letter of Credit, as the case may be. In furtherance and not in limitation of the foregoing, the

Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         SECTION 8.10. Confidentiality. Neither the Administrative Agent nor any Lender Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Administrative Agent's or such Lender Party's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as required by the National Association of Insurance Commissioners and (d) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking or insurance companies.

         SECTION 8.11. JURISDICTION, ETC. (a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR
RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY LENDER PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY JURISDICTION.

         (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         SECTION 8.12. GOVERNING LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8.13. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDER PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.





                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         COLUMBUS MCKINNON CORPORATION


                                         By___________________________________

                                         Title:_________________________________


                                         FLEET NATIONAL BANK, AS
                                            ADMINISTRATIVE AGENT


                                         By:__________________________________

                                         Title:_________________________________


                                         FLEET NATIONAL BANK,
                                            AS INITIAL ISSUING BANK


                                         By:_________________________________

                                         Title:________________________________


                                         FLEET NATIONAL BANK,
                                            AS SWING LINE BANK


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         FLEET NATIONAL BANK


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         FIRST UNION NATIONAL BANK


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         MARINE MIDLAND BANK, AS A CO-AGENT
                                         AND LENDER


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         BANKERS TRUST COMPANY


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         MANUFACTURERS AND TRADERS
                                         TRUST COMPANY, AS A CO-AGENT AND LENDER


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         MELLON BANK, N.A.


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         THE BANK OF NOVA SCOTIA, AS A
                                         CO-AGENT AND LENDER


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         KEYBANK NATIONAL ASSOCIATION


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         ABN-AMRO BANK N.V. NEW YORK
                                         BRANCH, AS A CO-AGENT AND LENDER



                                         By:_________________________________
                                         Title:________________________________


                                         By:__________________________________

                                         Title:_________________________________

                                 INITIAL LENDERS


                                         TORONTO DOMINION  (TEXAS), INC.


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         NATIONAL CITY BANK OF
                                         PENNSYLVANIA


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                  COMERICA BANK


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         BANK OF NEW YORK


                                         By:_________________________________

                                         Title:________________________________

                                 INITIAL LENDERS


                                         NATIONAL BANK OF CANADA


                                         By:_________________________________

                                         Title:________________________________


                                         By:_________________________________

                                         Title:________________________________